UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2016

Item 1. Report to Stockholders.

Calvert Small Cap Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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4	President's Letter
6	Portfolio Management Discussion
10	Understanding Your Fund's Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
21	Notes to Financial Statements
27	Financial Highlights
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
32	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller, CFA Portfolio Manager	Jade Huang Portfolio Manager
Market Review
For the 12-month period ended September 30, 2016, the S&P 500 rose 15.43% and the Russell 1000 rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively. The Russell 2000 returned 15.47%, with the Russell 2000 Value rising 18.81% and the Russell 2000 Growth rising 12.12%.
The United States Federal Reserve board raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese Yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Federal Reserve (Fed) in September to maintain its steady-state policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The investment process for the Fund continues to focus on high quality companies trading at attractive valuations, with strong or improving environmental, social and governance (ESG) characteristics.
The Fund normally invests at least 80% of its assets in small-cap stocks, using fundamental, quantitative, and macro-economic research and analyses, while integrating Calvert’s proprietary views on environmental, social and governance (ESG) information as part of its risk and opportunity assessment.

•
Our U.S. stock selection model seeks to identify high quality companies trading at attractive valuations. While the core of our model embeds a value and quality bias, it also focuses on companies operating efficiently and demonstrating strong capital stewardship.

•
We review companies from a fundamental perspective to validate the stock selection model’s output, understand business drivers, determine whether ESG performance offers a competitive advantage, and avoid value traps.

Fund Performance Relative to the Benchmark
For the 12 months ending September 30, 2016, Calvert Small Cap Fund Class A (at NAV) posted a return of 7.66%, underperforming its benchmark, the Russell 2000 Index, which returned 15.47%. The Fund’s underperformance was driven by both sector allocation and stock selection.

6 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED)

CALVERT SMALL CAP FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Information Technology	20.1%
Industrials	19.8%
Financials	18.9%
Health Care	14.6%
Consumer Discretionary	8.2%
Real Estate	7.3%
Energy	3.2%
Materials	2.9%
Telecommunication Services	1.8%
Utilities	0.9%
Consumer Staples	0.9%
Short-Term Investments	0.8%
High Social Impact Investments	0.6%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

The Fund continues to focus on high quality companies trading at attractive valuations. This preference for higher-quality, lower-volatility companies hurt performance during the market rally in mid-2016. With more solid economic data, investors bid up riskier assets. Despite negative short-term effects from owning higher quality stocks, we continue to believe this will add value over time.
One key to the underperformance was our anticipation of rising interest rates. In December 2015, the Fed raised rates for the only time during the 12 months; we had expected more increases. Our preparation for rising interest rates led the Fund to be underweight REITs, which hurt performance. REITs borrow heavily, and the falling interest rate environment buoyed their stocks. Another detractor was an overweight toward Financials and owning banks poised to benefit strongly from higher interest rates. With rate increases unfolding more slowly than expected, several of these banks underperformed, leading to stock selection within Financials detracting from performance.
Specific weak performers included SVB Financial, which focuses on lending to startups, including many in Silicon Valley. SVB also was hurt by concerns of decreasing valuations for privately held technology companies, which made investors fearful of potential loan losses. SVB has an outstanding track record of prudent lending, and we are confident that will continue.
Stock selection within Industrials similarly detracted from performance. Executive recruiting firm Korn Ferry (KFY) lagged badly, as did other recruiting firms globally. KFY’s

CALVERT SMALL CAP FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	6.41%	7.66%
Class C	6.04%	6.89%
Class I	6.67%	8.15%
Class Y	6.57%	8.00%
Russell 2000 Index	13.18%	15.47%
Lipper Small-Cap Core Funds Average	9.55%	13.04%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Hill-Rom Holdings, Inc.		2.0%
Tenneco, Inc.		2.0%
US Silica Holdings, Inc.		1.9%
SurModics, Inc.		1.9%
Grand Canyon Education, Inc.		1.9%
Argan, Inc.		1.9%
Lexington Realty Trust		1.9%
East West Bancorp, Inc.		1.8%
Minerals Technologies, Inc.		1.8%
SVB Financial Group		1.8%
Total		18.9%

stock fell in June after it announced demand was slower than it had expected. KFY’s business model includes high fixed costs, making small changes in revenue have a bigger impact on profits.
On the positive front was stock selection with Energy and Health Care. Affymetrix manufactures machines and chemicals which laboratories use to analyze genes. The stock rose sharply after Affymetrix agreed to sell itself to fellow scientific equipment maker Thermo Fisher. The Fund has benefited in the past from buyouts, which is not coincidental. Our investment philosophy of acquiring attractively-priced companies that generate strong cash flows also appeals to strategic buyers. We believe that if a stock’s value is not recognized by the public markets, strategic or financial buyers may well recognize that value providing another opportunity to boost the portfolio’s returns.
Another positive contributor was U.S. Silica (SLCA). SLCA makes commercial silica, used industrially and in drilling for oil and gas.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 7

Oil and natural gas prices rebounded in early 2016, helping energy stocks stabilize. In summer 2016, investors applauded SLCA’s quarterly results, as its cost-cutting was stronger than expected. SLCA also announced two acquisitions which should allow more control over supply and distribution.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe U.S. stocks can continue to post solid performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets.
Although volatility in the equity markets may pick up, this should also provide greater opportunities for stock picking. We believe our stock-selection strategy, which incorporates consideration of environmental, social, and governance (ESG) factors along with quantitative analysis, is well positioned for the current environment.

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller, CFA	Jade Huang
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT SMALL CAP FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CCVAX	2.54%	14.52%	5.67%
Class C (with max. load)	CSCCX	5.89%	14.71%	5.26%
Class I	CSVIX	8.15%	16.35%	6.93%
Class Y	CSCYX	8.00%	15.85%	6.29%
Russell 2000 Index		15.47%	15.82%	7.07%
Lipper Small-Cap Core Funds Average		13.04%	14.64%	6.80%

Calvert Small Cap Fund first offered Class C shares on April 1, 2005 and Class Y shares on October 18, 2013. Performance prior to those dates reflects the performance of Class A shares at net asset value (NAV). Actual Class C and Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.39%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.37%	$1,000.00	$1,064.10	$7.07
Hypothetical (5% return per year before expenses)	1.37%	$1,000.00	$1,018.15	$6.91
Class C
Actual	2.12%	$1,000.00	$1,060.40	$10.92
Hypothetical (5% return per year before expenses)	2.12%	$1,000.00	$1,014.40	$10.68
Class I
Actual	0.92%	$1,000.00	$1,066.70	$4.75
Hypothetical (5% return per year before expenses)	0.92%	$1,000.00	$1,020.40	$4.65
Class Y
Actual	1.08%	$1,000.00	$1,065.70	$5.58
Hypothetical (5% return per year before expenses)	1.08%	$1,000.00	$1,019.60	$5.45

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Small Cap Fund (the “Fund”), a series of Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 11

CALVERT SMALL CAP FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 98.4%

Auto Components - 2.0%
Tenneco, Inc. *	102,778	5,988,874

Banks - 11.2%
Berkshire Hills Bancorp, Inc.	189,368	5,247,387
East West Bancorp, Inc.	151,242	5,552,094
Great Western Bancorp, Inc.	126,130	4,202,652
Heritage Commerce Corp.	426,335	4,664,105
IBERIABANK Corp.	81,829	5,492,362
National Bank Holdings Corp., Class A	142,629	3,333,240
SVB Financial Group *	49,834	5,508,650
		34,000,490

Biotechnology - 1.2%
Emergent BioSolutions, Inc. *	111,838	3,526,252

Chemicals - 1.8%
Minerals Technologies, Inc.	78,446	5,545,348

Commercial Services & Supplies - 2.6%
CECO Environmental Corp.	326,768	3,685,943
Deluxe Corp.	65,674	4,388,337
		8,074,280

Communications Equipment - 1.8%
Viavi Solutions, Inc. *	724,764	5,356,006

Construction & Engineering - 3.6%
Argan, Inc.	95,749	5,667,383
EMCOR Group, Inc.	87,221	5,200,116
		10,867,499

Consumer Finance - 1.6%
Navient Corp.	342,846	4,960,982

Diversified Consumer Services - 1.9%
Grand Canyon Education, Inc. *	141,540	5,716,801

Diversified Telecommunication Services - 0.9%
Inteliquent, Inc.	176,710	2,852,099

Electric Utilities - 0.9%
Portland General Electric Co.	64,751	2,757,745

12 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electrical Equipment - 1.6%
EnerSys	69,435	4,804,208

Electronic Equipment & Instruments - 7.4%
Belden, Inc.	70,453	4,860,552
Fabrinet *	61,370	2,736,488
Novanta, Inc. *	210,495	3,652,088
Plexus Corp. *	95,202	4,453,550
Sanmina Corp. *	96,691	2,752,793
TTM Technologies, Inc. *	366,849	4,200,421
		22,655,892

Energy Equipment & Services - 3.2%
Newpark Resources, Inc. *	530,570	3,904,995
US Silica Holdings, Inc. (a)	124,392	5,791,692
		9,696,687

Equity Real Estate Investment Trusts (REITs) - 7.2%
DDR Corp.	289,863	5,052,312
DiamondRock Hospitality Co.	225,818	2,054,944
First Industrial Realty Trust, Inc.	133,532	3,768,273
Hudson Pacific Properties, Inc.	108,265	3,558,671
Lexington Realty Trust	548,497	5,649,519
Pebblebrook Hotel Trust (a)	73,390	1,952,174
		22,035,893

Health Care Equipment & Supplies - 9.3%
Analogic Corp.	32,595	2,887,917
Anika Therapeutics, Inc. *	61,659	2,950,383
Cardiovascular Systems, Inc. *(a)	135,327	3,212,663
Glaukos Corp. *	97,705	3,687,387
Hill-Rom Holdings, Inc.	100,023	6,199,425
LivaNova plc *	57,866	3,478,325
SurModics, Inc. *	192,287	5,785,916
		28,202,016

Health Care Providers & Services - 0.9%
Centene Corp. *	41,046	2,748,440

Health Care Technology - 1.4%
Omnicell, Inc. *	108,462	4,154,095

Hotels, Restaurants & Leisure - 1.4%
Texas Roadhouse, Inc.	110,589	4,316,289

Household Durables - 1.2%
La-Z-Boy, Inc.	149,263	3,665,899

Household Products - 0.9%
Central Garden & Pet Co., Class A *	108,223	2,683,930

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Insurance - 4.5%
American Financial Group, Inc.	37,782	2,833,650
FBL Financial Group, Inc., Class A	54,647	3,495,768
National General Holdings Corp.	146,857	3,266,100
Navigators Group, Inc. (The)	41,714	4,042,921
		13,638,439

Internet Software & Services - 1.8%
Xactly Corp. *	171,609	2,526,085
XO Group, Inc. *	160,531	3,103,064
		5,629,149

IT Services - 5.2%
Cass Information Systems, Inc.	59,918	3,394,355
Convergys Corp.	141,454	4,303,030
DST Systems, Inc.	32,028	3,776,742
ManTech International Corp., Class A	119,119	4,489,595
		15,963,722

Leisure Products - 0.9%
Brunswick Corp.	53,629	2,616,023

Life Sciences - Tools & Services - 1.9%
Bruker Corp.	135,280	3,064,092
INC Research Holdings, Inc., Class A *	58,634	2,613,904
		5,677,996

Machinery - 7.3%
Barnes Group, Inc.	123,517	5,008,614
CLARCOR, Inc.	46,177	3,001,505
Hillenbrand, Inc.	115,589	3,657,236
ITT, Inc.	105,689	3,787,894
Manitowoc Co., Inc. (The)	737,581	3,533,013
Standex International Corp.	33,662	3,126,190
		22,114,452

Marine - 1.5%
Matson, Inc.	114,569	4,569,012

Metals & Mining - 1.0%
Reliance Steel & Aluminum Co.	43,908	3,162,693

Professional Services - 3.2%
Insperity, Inc.	37,877	2,751,385
Korn/Ferry International	167,992	3,527,832
Navigant Consulting, Inc. *	174,072	3,519,736
		9,798,953

14 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Semiconductors & Semiconductor Equipment - 2.8%
Cabot Microelectronics Corp.	63,470	3,358,198
Entegris, Inc. *	295,143	5,141,391
		8,499,589

Software - 1.0%
Sapiens International Corp. NV	234,035	2,988,627

Specialty Retail - 0.9%
Sally Beauty Holdings, Inc. *	102,084	2,621,517

Thrifts & Mortgage Finance - 1.5%
Flagstar Bancorp, Inc. *	168,370	4,672,267

Wireless Telecommunication Services - 0.9%
Shenandoah Telecommunications Co.	97,905	2,663,995

Total Common Stocks (Cost $276,151,222)		299,226,159

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.5%
Calvert Social Investment Foundation Notes:
0.50%, 3/18/17 (b)(c)	750,000	737,400
0.25%, 7/1/17 (b)(c)	651,905	633,554
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(d)	152,000	135,280
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(d)	195,000	183,300

Total High Social Impact Investments (Cost $1,748,905)		1,689,534

TIME DEPOSIT - 0.8%
State Street Bank Time Deposit, 0.293%, 10/3/16	2,410,894	2,410,894

Total Time Deposit (Cost $2,410,894)		2,410,894

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	5,657,322	5,657,322

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $5,657,322)		5,657,322

TOTAL INVESTMENTS (Cost $285,968,343) - 101.6%		308,983,909
Other assets and liabilities, net - (1.6%)		(4,955,544)
NET ASSETS - 100.0%		$304,028,365
See notes to financial statements.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 15

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $5,538,403 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $1,689,534, which represents 0.5% of the net assets of the Fund as of September 30, 2016.

(c) Total market value of restricted securities amounts to $1,689,534, which represents 0.5% of the net assets of the Fund as of September 30, 2016.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	750,000
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	651,905
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	152,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	195,000
See notes to financial statements.

16 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

CALVERT SMALL CAP FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $285,968,343) - see accompanying schedule	$308,983,909
Receivable for shares sold	1,479,098
Dividends and interest receivable	353,831
Securities lending income receivable	803
Directors' deferred compensation plan	154,602
Total assets	310,972,243

LIABILITIES
Payable upon return of securities loaned	5,657,322
Payable for shares redeemed	780,020
Payable to Calvert Investment Management, Inc.	155,728
Payable to Calvert Investment Distributors, Inc.	49,235
Payable to Calvert Investment Administrative Services, Inc.	28,074
Payable to Calvert Investment Services, Inc.	5,673
Payable for Directors' fees and expenses	6,793
Directors' deferred compensation plan	154,602
Accrued expenses and other liabilities	106,431
Total liabilities	6,943,878
NET ASSETS	$304,028,365

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 7,827,286 shares outstanding	$150,129,651
Class C: 872,851 shares outstanding	15,884,605
Class I: 4,170,647 shares outstanding	90,202,304
Class Y: 923,376 shares outstanding	20,356,662
Undistributed net investment income	37,466
Accumulated net realized gain (loss)	4,402,111
Net unrealized appreciation (depreciation)	23,015,566
NET ASSETS	$304,028,365

NET ASSET VALUE PER SHARE
Class A (based on net assets of $170,293,671)	$21.76
Class C (based on net assets of $16,842,423)	$19.30
Class I (based on net assets of $96,663,720)	$23.18
Class Y (based on net assets of $20,228,551)	$21.91
See notes to financial statements.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 17

CALVERT SMALL CAP FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $16,002)	$4,010,565
Interest income	21,587
Other income (a)	14,323
Securities lending income	6,218
Total investment income	4,052,693

Expenses:
Investment advisory fee	1,893,748
Administrative fees	402,059
Transfer agency fees and expenses:
Class A	335,281
Class C	46,806
Class I	7,354
Class Y	12,701
Distribution Plan expenses:
Class A	405,049
Class C	171,186
Directors' fees and expenses	30,117
Accounting fees	72,246
Custodian fees	36,051
Professional fees	38,807
Registration fees	61,289
Reports to shareholders	48,204
Miscellaneous	15,658
Total expenses	3,576,556
Reimbursement from Advisor:
Class A	(45,633)
Class C	(28,889)
Class I	(3,599)
Administrative fees waived	(51,297)
Net expenses	3,447,138
NET INVESTMENT INCOME	605,555

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	4,481,330

Change in unrealized appreciation (depreciation)	16,512,880

NET REALIZED AND UNREALIZED GAIN	20,994,210

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,599,765

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees.
See notes to financial statements.

18 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

CALVERT SMALL CAP FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$605,555	$675,481
Net realized gain (loss)	4,481,330	20,293,614
Net change in unrealized appreciation (depreciation)	16,512,880	(2,063,669)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	21,599,765	18,905,426

Distributions to shareholders from:
Net investment income:
Class A shares	(57,819)	(20,872)
Class I shares	(281,509)	(248,707)
Class Y shares	(40,922)	(1,492)
Net realized gain:
Class A shares	(13,282,800)	(16,247,126)
Class B shares (a)	—	(103,427)
Class C shares	(1,547,908)	(1,823,563)
Class I shares	(5,124,419)	(7,539,487)
Class Y shares	(981,947)	(556,157)
Total distributions	(21,317,324)	(26,540,831)

Capital share transactions:
Shares sold:
Class A shares (b)	36,272,559	32,375,922
Class B shares (a)	—	12,071
Class C shares	4,289,339	3,181,023
Class I shares	38,176,287	27,750,171
Class Y shares	15,496,383	7,010,873
Reinvestment of distributions:
Class A shares	12,670,284	15,410,910
Class B shares (a)	—	97,987
Class C shares	1,349,156	1,588,359
Class I shares	4,766,952	7,262,349
Class Y shares	770,692	499,379
Redemption fees:
Class A shares	—	30
Class C shares	—	1
Shares redeemed:
Class A shares	(32,041,125)	(21,337,967)
Class B shares (a)(b)	—	(990,170)
Class C shares	(4,270,617)	(2,181,949)
Class I shares	(9,602,815)	(27,279,543)
Class Y shares	(6,499,533)	(1,507,266)
Total capital share transactions	61,377,562	41,892,180

TOTAL INCREASE IN NET ASSETS	61,660,003	34,256,775
See notes to financial statements.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 19

CALVERT SMALL CAP FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	$242,368,362	$208,111,587
End of year (including undistributed net investment income of $37,466 and $300,565, respectively)	$304,028,365	$242,368,362

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	1,737,626	1,402,421
Class B shares (a)	—	596
Class C shares	230,252	152,248
Class I shares	1,744,260	1,162,886
Class Y shares	741,061	306,085
Reinvestment of distributions:
Class A shares	622,283	707,867
Class B shares (a)	—	4,768
Class C shares	74,293	80,382
Class I shares	219,590	314,893
Class Y shares	37,546	22,821
Shares redeemed:
Class A shares	(1,553,939)	(926,943)
Class B shares (a)(c)	—	(44,551)
Class C shares	(230,770)	(103,746)
Class I shares	(435,587)	(1,095,239)
Class Y shares	(309,815)	(65,394)
Total capital share activity	2,876,800	1,919,094

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $819,610 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 36,721 shares redeemed from Class B shares and 34,437 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

20 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Impact Fund, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on August 28, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates four (4) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert Small Cap Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is diversified and invests in common stocks of small companies. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 21

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

22 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$299,226,159	$—	$—	$299,226,159
High Social Impact Investments	—	1,370,954	318,580	1,689,534
Time Deposit	—	2,410,894	—	2,410,894
Short Term Investment of Cash Collateral For Securities Loaned	5,657,322	—	—	5,657,322
TOTAL	$304,883,481	$3,781,848	$318,580^	$308,983,909

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.1% of net assets.
There were no transfers between levels during the year.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 23

NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.70% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual Fund operating expenses through January 31, 2017. The contractual expense caps are 1.37%, 2.12%, 0.92%, and 1.12% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes or extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.25% for Class A, C and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.13% (the amount of the administrative fee above 0.12%) for Class A, C and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $40,257.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.35% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Fund’s average daily net assets of Class A and C shares, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $38,294 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $67,160 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $451,460,580 and $394,699,495, respectively.
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$6,747,301	$2,851,358
Long-term capital gains	14,570,023	23,689,473
Total	$21,317,324	$26,540,831

24 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$28,641,363
Unrealized (depreciation)	(5,790,531)
Net unrealized appreciation (depreciation)	$22,850,832

Undistributed ordinary income	$44,259
Undistributed long-term capital gain	$4,566,845
Other temporary differences	($6,793)

Federal income tax cost of investments	$286,133,077
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and deferred Directors’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to distribution re-designations.

Undistributed net investment income	($488,404)
Accumulated net realized gain (loss)	488,404
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $5,538,403 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$5,657,322	$—	$—	$—	$5,657,322
Amount of recognized liabilities for securities lending transactions					$5,657,322

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 25

NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2016.
NOTE F — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE G — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, the Fund considers 62.0% of the ordinary dividends paid during the year as qualified dividend income and 59.1% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. The Fund also considers $14,570,023 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

26 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

CALVERT SMALL CAP FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$22.04	$22.98	$24.58	$19.36	$15.15
Income from investment operations:
Net investment income (loss)	0.03(b)	0.04	(0.07)	(0.01)	0.20
Net realized and unrealized gain (loss)	1.53	1.80	1.19	6.02	4.05
Total from investment operations	1.56	1.84	1.12	6.01	4.25
Distributions from:
Net investment income	(0.01)	—(c)	—	(0.25)	(0.04)
Net realized gain	(1.83)	(2.78)	(2.72)	(0.54)	—
Total distributions	(1.84)	(2.78)	(2.72)	(0.79)	(0.04)
Total increase (decrease) in net asset value	(0.28)	(0.94)	(1.60)	5.22	4.21
Net asset value, ending	$21.76	$22.04	$22.98	$24.58	$19.36
Total return (d)	7.66%	8.18%	4.69%	32.42%	28.12%
Ratios to average net assets: (e)
Net investment income (loss)	0.12%(b)	0.19%	(0.28%)	(0.05%)	1.13%
Total expenses	1.42%	1.52%	1.61%	1.67%	1.78%
Net expenses	1.37%	1.37%	1.53%	1.67%	1.69%
Portfolio turnover	150%	59%	103%	82%	3%
Net assets, ending (in thousands)	$170,294	$154,728	$134,128	$129,407	$95,189

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 27

CALVERT SMALL CAP FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$19.88	$21.12	$22.98	$18.08	$14.25
Income from investment operations:
Net investment income (loss)	(0.12)(b)	(0.12)	(0.23)	(0.17)	0.03
Net realized and unrealized gain (loss)	1.37	1.66	1.09	5.65	3.80
Total from investment operations	1.25	1.54	0.86	5.48	3.83
Distributions from:
Net investment income	—	—	—	(0.04)	—
Net realized gain	(1.83)	(2.78)	(2.72)	(0.54)	—
Total distributions	(1.83)	(2.78)	(2.72)	(0.58)	—
Total increase (decrease) in net asset value	(0.58)	(1.24)	(1.86)	4.90	3.83
Net asset value, ending	$19.30	$19.88	$21.12	$22.98	$18.08
Total return (c)	6.89%	7.38%	3.81%	31.35%	26.88%
Ratios to average net assets: (d)
Net investment income (loss)	(0.63%)(b)	(0.56%)	(1.06%)	(0.86%)	0.19%
Total expenses	2.31%	2.36%	2.38%	2.49%	2.64%
Net expenses	2.12%	2.12%	2.31%	2.49%	2.64%
Portfolio turnover	150%	59%	103%	82%	3%
Net assets, ending (in thousands)	$16,842	$15,887	$14,156	$13,726	$9,907

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

28 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

CALVERT SMALL CAP FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$23.34	$24.14	$25.56	$20.06	$15.80
Income from investment operations:
Net investment income	0.13(b)	0.16	0.08	0.16	0.35
Net realized and unrealized gain (loss)	1.63	1.90	1.22	6.24	4.21
Total from investment operations	1.76	2.06	1.30	6.40	4.56
Distributions from:
Net investment income	(0.09)	(0.08)	—	(0.36)	(0.30)
Net realized gain	(1.83)	(2.78)	(2.72)	(0.54)	—
Total distributions	(1.92)	(2.86)	(2.72)	(0.90)	(0.30)
Total increase (decrease) in net asset value	(0.16)	(0.80)	(1.42)	5.50	4.26
Net asset value, ending	$23.18	$23.34	$24.14	$25.56	$20.06
Total return (c)	8.15%	8.72%	5.27%	33.43%	29.11%
Ratios to average net assets: (d)
Net investment income	0.58%(b)	0.64%	0.33%	0.71%	1.88%
Total expenses	0.94%	0.91%	0.95%	0.98%	1.03%
Net expenses	0.92%	0.91%	0.92%	0.92%	0.92%
Portfolio turnover	150%	59%	103%	82%	3%
Net assets, ending (in thousands)	$96,664	$61,669	$54,563	$46,198	$26,129

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 29

CALVERT SMALL CAP FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)(b)
Net asset value, beginning	$22.18	$23.06	$25.36
Income from investment operations:
Net investment income	0.09(c)	0.09	0.03
Net realized and unrealized gain (loss)	1.55	1.82	0.39
Total from investment operations	1.64	1.91	0.42
Distributions from:
Net investment income	(0.08)	(0.01)	—
Net realized gain	(1.83)	(2.78)	(2.72)
Total distributions	(1.91)	(2.79)	(2.72)
Total increase (decrease) in net asset value	(0.27)	(0.88)	(2.30)
Net asset value, ending	$21.91	$22.18	$23.06
Total return (d)	8.00%	8.45%	1.81%
Ratios to average net assets: (e)
Net investment income	0.44%(c)	0.39%	0.14%(f)
Total expenses	1.10%	1.31%	2.20%(f)
Net expenses	1.09%	1.12%	1.16%(f)
Portfolio turnover	150%	59%	103%
Net assets, ending (in thousands)	$20,229	$10,084	$4,406

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 18, 2013 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0.01% of average net assets.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

30 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 31

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

32 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

34 calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 35

Protecting Your Privacy
Your relationship with us is important.
Please take time to review this statement about our privacy policies with existing and former customers. We do not disclose any non-public personal information about our customers to anyone, except as permitted by law.

Your privacy is a top priority.
You have shared personal and financial information with us:

•	information we receive from you on applications or other forms, such as your name, address, social security number, assets and income; and

•	information about your transactions with us, our affiliates or others, such as your account balance, payment history and parties to transactions.
We use this information to provide our products and services to you, and to assist you in achieving your financial goals. We promise to protect the security, privacy and use of your personal and financial information, including account and transaction details.
Your information is shared only in limited ways and for specific purposes.
We do not currently share your information with affiliates in the Calvert and the Ameritas Companies; however, we reserve the right to do so. Also, we may disclose information we collect to companies that perform administrative or marketing services on our behalf, such as transfer agents, or printers and mailers that assist us in the distribution of materials, or others as permitted by law, in order to:

•	provide you with faster, more comprehensive service, and

•	implement security measures and fight fraud for your continued -protection.
Calvert does not give or sell information about you or your accounts to any other company, individual or group. However, governmental agencies, regulatory authorities and other entities may have access to such information if permitted by law.
The products and services you use are delivered in a secure environment.
Whether you use automated telephone capabilities or the Internet, you can feel confident that we employ security measures that are appropriate to each technology. For more information on Internet-specific privacy and security measures, please visit our Web site at www.calvert.com.
Keeping your personal information accurate and current is a vital concern.
We strive to keep your personal and financial information accurate. If you believe that our records are incorrect or out of date, please notify us by contacting Client Services at 800.368.2745 and we will make any necessary corrections.
Employee access to your information is limited.
Our employees have limited access to shareholder information based on their job function. This enables them to assist you in completing transactions, obtaining additional information about our products and resolving any problems that might arise. All employees are instructed to use the strict standards of care outlined in Calvert’s confidentiality rules. Employees who do not conform to Calvert’s confidentiality rules are subject to disciplinary actions that may include dismissal.
Your privacy preferences will be respected.
Since your financial needs change and our financial products are continually developing, we may contact you to determine if we can be of additional service to you. Most of our shareholders appreciate hearing about our new offerings and choose to continue to do so. If you have additional questions about these policies, please call Client Services at 800.368.2745.
This notice is subject to change.
Created on 02-05-01
Revised 2-16-10
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.

[Not Part of Certified Shareholder Report]

SUPPLEMENT TO:
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Responsible Index Funds Prospectus (Class A, C and Y)
dated February, 2016
Calvert Unconstrained Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016
Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016
Date of Supplement: July 20, 2016
Important notice regarding sales charges and share class availability
Effective July 20, 2016, Calvert will (i) waive the front-end sales charge for direct purchases of Class A shares, and (ii) cease accepting new direct purchases of Class C shares. In addition, and subject to the approval of the Board of Trustees/Directors for each respective fund, all existing directly-held Class C shares will convert to Class A shares. If approved, this conversion is expected to take place on or about September 30, 2016.
Accordingly, each of the prospectuses cited herein is revised as follows:
In the section titled “Shareholder Information - How to Buy Shares - Reduced Sales Charges” add the following under “Other Circumstances”.

•	shareholders investing in Class A shares directly with the Fund without a broker-dealer or financial adviser specified.
In the section titled “Shareholder Information - How to Open an Account” add the following under the heading for “Class A and C Shares”.
Effective July 20, 2016, Calvert will no longer accept new applications for direct purchases of Class C shares. Any application received for investment in Class C shares on which no broker-dealer or financial adviser is specified will automatically be invested in Class A shares.

[Not Part of Certified Shareholder Report]

SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Asset Allocation Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class R)
and all related Summary Prospectuses
dated February 1, 2016

Date of Supplement: October 24, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.
Calvert Investment Management, Inc. (“Calvert”) currently serves as the investment advisor to each series of The Calvert Fund, Calvert Impact Fund, Inc., Calvert Social Investment Fund and Calvert World Values Fund, Inc. (each, a “Registered Investment Company” or “RIC”, and each series thereof, a “Fund”).
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company (“Ameritas”), entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the automatic termination of: (i) the current investment advisory agreement between Calvert and each Registered Investment Company, on behalf of each Fund, and (ii) the current investment sub-advisory agreements between Calvert and the subadvisor(s) to the Calvert Equity Portfolio, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund (each, a “Current Sub-Advisory Agreement”).
After careful consideration, the Board of each RIC, including all of the Directors/Trustees that are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), has unanimously approved, subject to approval of shareholders, a new investment advisory agreement with New Calvert, effective upon the Closing. The Board of Calvert Social Investment Fund, including all of its Independent Trustees, also unanimously approved, subject to approval of shareholders, a new investment subadvisory agreement between New Calvert and Atlanta Capital Management Company, LLC with respect to the Calvert Equity Portfolio, effective upon the Closing. The Board of Calvert World Values Fund, Inc., including all of its Independent Trustees,

[Not Part of Certified Shareholder Report]

also unanimously approved, subject to approval of shareholders: (i) a new subadvisory agreement between New Calvert and Hermes Investment Management Limited with respect the Calvert Emerging Markets Equity Fund, (ii) Eaton Vance Management (International) Limited (“EVMI”) as a new subadvisor to the Calvert International Equity Fund and the Calvert International Opportunities Fund, (iii) a new subadvisory agreement between New Calvert and EVMI for each such Fund, and (iv) the termination of the subadvisory agreements between Calvert and Advisory Research, Inc. and between Calvert and Trilogy Global Advisors, LP with respect to the Calvert International Opportunities Fund, in each case, effective upon the Closing.
The contractual advisory fee rates payable to New Calvert under the new advisory agreement will not increase for any Fund, and in the case of the Funds listed in the chart below the contractual advisory fee rates will be reduced as shown:

Calvert Global Energy Solutions Fund	Current		0.95%
	Proposed		0.75%
Calvert Small Cap Fund	Current		0.70%
	Proposed		0.68%
Calvert Equity Portfolio	Current*	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50%
			0.475%
			0.45%
	Proposed	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.5%
			0.425%
			0.375%
Calvert Emerging Markets Equity Fund	Current		0.95%
	Proposed		0.88%
Calvert High Yield Bond Fund	Current		0.65%
	Proposed		0.48%
Calvert Ultra-Short Income Fund	Current	Up to and including $1 billion Over $1 billion	0.30%
			0.29%
	Proposed	Up to and including $1 billion Over $1 billion	0.26%
			0.25%
* Calvert is currently voluntarily waiving a portion of its advisory fee equal to 0.05% on average daily net assets between $2 billion and $3 billion and 0.075% on average daily net assets over $3 billion. The new investment advisory agreement for this Fund would effectively make this voluntary waiver permanent by reducing the investment advisory fee schedule by an amount equal to the current voluntary waiver.
The subadvisory fees that are payable pursuant to each Current Subadvisory Agreement are paid by Calvert out of its advisory fee, and the subadvisory fees that will be payable pursuant to the new subadvisory agreements will be payable by New Calvert out of its advisory fee.
The Board also approved, subject to approval of shareholders: (i) a new consolidated slate of Directors/Trustees to oversee all Calvert Funds, including the Registered Investment Companies, (ii) new distribution plans pursuant to Rule 12b-1 under the 1940 Act, (iii) an amendment to the Declaration of Trust of The Calvert Fund and Calvert Social Investment Fund, which grants the Board the authority to amend, in certain circumstances, the Declaration of Trust without further shareholder approval, and (iv) approval of each Fund’s ability to invest a specified percentage of its assets in notes issued by the Calvert Social Investment Foundation. Implementation of the new investment advisory agreement, subadvisory agreements and distribution plans is contingent upon the Closing of the Transaction.
A proxy statement containing detailed information regarding each of these proposals is expected to be mailed to shareholders of record in early November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
New Calvert has advised the Board of the RIC that if the proposal for New Calvert to serve as each Fund’s investment adviser is approved, New Calvert does not intend to make material changes to the Funds’ investment objectives, and will pursue a substantially similar investment approach for each Fund, including continuing to manage each Fund pursuant to responsible investment criteria as described in the prospectus. It is currently anticipated that following shareholder approval of the new investment advisory agreement and the Closing, investment professionals affiliated with Eaton Vance will also serve as employees of New Calvert and provide investment advisory services to the Funds.
Investors Should Retain This Supplement for Future Reference

[Not Part of Certified Shareholder Report]

SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016

Calvert Small Cap Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Small Cap Fund Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.
The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, the Fund listed below will be managed by the portfolio management team noted below. In addition, while the Fund will continue to pursue a substantially similar investment approach following the Closing, as noted below, some changes are anticipated.
Calvert Small Cap Fund
Anticipated Portfolio Management Team:

•    Michael D. McLean is a Vice President of Eaton Vance Management (“Eaton Vance”) and has been an employee of the Eaton Vance organization since 2001. He currently manages Eaton Vance funds and portfolios.

• J. Griffith Noble is a Vice President of Eaton Vance and has been an employee of the Eaton Vance organization since 2012. He currently manages Eaton Vance funds and portfolios.
•    Christopher Madden is a member of the Fund’s current portfolio management team. He has served at Calvert as an equity analyst since 2010, and as a portfolio manager since 2015. Mr. Madden manages other Calvert funds.

•    Jade Huang is a member of the Fund’s current portfolio management team. She has served at Calvert as an equity analyst since 2006, and as a portfolio manager since 2015. Ms. Huang manages other Calvert funds.

Anticipated Investment Approach:
Subject to shareholder approval, Calvert Research and Management (“CRM”) will be the Fund’s investment adviser upon the Closing and will select securities for the Fund primarily on the basis of fundamental research, including consideration of financial and environmental, social and governance (ESG) factors consistent with Calvert’s Principles for Responsible Investment. In selecting companies for investment, CRM may also consider overall growth prospects, financial strength, strength of the company’s business franchises and management team, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources and other factors. The portfolio managers will seek to manage investment risk by maintaining broad issuer and industry diversification among the Fund’s holdings, by managing the Fund’s risk profile relative to its benchmark, and by utilizing fundamental analysis of risk/return characteristics in securities selection. The portfolio managers may sell a security when CRM’s price objective for the stock is reached, the fundamentals of the company change, or to pursue more attractive investment options.
Investors Should Retain This Supplement for Future Reference

[Not Part of Certified Shareholder Report]

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CALVERT SMALL CAP FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Solution Strategies™ • Calvert Global Energy Solutions Fund • Calvert Global Water Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
14	Understanding Your Fund's Expenses
16	Report of Independent Registered Public Accounting Firm
17	Schedule of Investments
25	Statement of Assets and Liabilities
27	Statements of Operations
29	Statements of Changes in Net Assets
33	Notes to Financial Statements
41	Financial Highlights
49	Proxy Voting
49	Availability of Quarterly Portfolio Holdings
50	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Laurie Webster, CFA V.P. Investment Operations and Indexing	Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Lise Bernhard Director Investment Operations and Indexing	Christopher Madden, CFA Portfolio Manager
Jade Huang Portfolio Manager
Market Review
Equity markets had a very strong run, returning +11.4% for the period (MSCI World index in USD), with strongest returns coming from Emerging Markets (+16.8% MSCI EM in USD) and Europe and UK bringing up the rear.
In general, central banks continued their policies of monetary easing. Low rates and yields have become the new normal, with the term ‘lower for longer’ becoming a familiar phrase. The United States Federal Reserve Board (the “Fed”) raised official interest rates in December for the first time in ten years, however later in the period, the Fed moved to reassure markets that interest rates would not be raised excessively quickly or without regard to financial market fragility.
The surprise result of the BREXIT referendum to leave the European Union in late June caused huge uncertainty in political and economic circles. Equity markets faltered but regained their composure and the real fall out of BREXIT is now being worked through. A weaker Sterling is one of the results so far.
There was no significant style bias over the period, value and growth performed in line as per MSCI Growth and Value indices for the period. Commodities fell by 2.6%.
Investment Strategy and Technique
The Fund is managed to invest at least 80% of its assets in equity securities of U.S. and non U.S. companies of all market capitalizations whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector.
Effective October 4, 2016, the Fund's advisor, Calvert Investment Management, Inc., assumed day-to-day management of the Fund’s investment portfolio, replacing the former sub-adviser, Kleinwort Benson Investors International Ltd. At the same time, a change in the Fund’s benchmark occurred from the Ardour Global Alternative Energy Index to the Calvert Global Energy Research Index (Research Index), which better reflects the new strategy to be employed by Calvert. Under Calvert’s management, the Fund’s investment objective changed from an actively managed approach to one that seeks to replicate the investment performance of the Calvert Global Energy Solutions Research Index.
Shifts in societal attitudes, market forces and technological change are driving the world towards revolutionizing our global energy infrastructure. We are collectively increasing our reliance on renewables, creating energy efficient systems, identifying new clean energy technologies and decreasing overall demand for energy. Calvert, through the Research Index over the Fund applies an innovative approach to investing in the global energy system by recognizing those companies that seek solutions on both the supply and demand side of energy.

6 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

CALVERT GLOBAL ENERGY SOLUTIONS FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Utilities	30.3%
Industrials	27.6%
Information Technology	15.9%
Consumer Discretionary	12.8%
Materials	3.7%
Short-Term Investments	2.9%
Energy	2.5%
Financials	2.3%
High Social Impact Investments	2.0%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Through extensive screening and analytical review, the investment process identifies companies involved in renewable energy-related sectors as well as companies in other industries that are actively addressing global energy challenges either through leadership in efficiency or offering other innovative solutions.
The Research Index was developed based on comprehensive and rigorous research on the broader energy system and takes a solution-oriented approach that reflects Calvert’s Responsible Investment Principles. The Calvert Global Energy Solutions Fund invests in the constituents of the Research Index offering investors a way to help drive capital to responsible companies actively working to solve global environmental issues.
Fund Performance Relative to the Benchmark
Calvert Global Energy Solutions Fund Class A (at NAV) returned 8.38% for the 12 months ended September 30, 2016, performing in line with the Ardour Global Alternative Energy index which returned 11.06%.
The renewable energy sector, the largest sector in the Fund (as of September 30, 2016), had a mixed performance. Cosan, the low-cost Brazilian sugar/ethanol producer, was a strong contributor to relative performance. It benefitted from the recovery in commodity prices earlier in the year and rebounded strongly in 2016 following a difficult 2015. Not holding SolarCity corp and having a lower than index weighting in SunEdison Inc. was a positive for the Fund, as both stocks performed very poorly over the year.
On the negative side, Sunpower sold off aggressively following its Q1 quarterly results in which management reduced its guidance for both 2016 and 2017 calendar years, citing increased competition and a delay in orders from US Utilities as reasons for the cut. Canadian Solar was also a

	CALVERT GLOBAL ENERGY SOLUTIONS FUND
	SEPTEMBER 30, 2016

	INVESTMENT PERFORMANCE
	(TOTAL RETURN AT NAV)
		6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
	Class A	-0.80%	8.38%
	Class C	-1.19%	7.38%
	Class I	-0.63%	8.76%
	Class Y	-0.77%	8.53%
	Ardour Global Alternative Energy Index	2.13%	11.06%
	MSCI All Country World Index	6.34%	11.96%
	Lipper Global Natural Resources Funds Average	13.38%	16.17%

	Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

	TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
	Johnson Controls International plc		5.8%
	Covanta Holding Corp.		5.5%
	EDP Renovaveis SA		4.5%
	Vestas Wind Systems A/S		4.1%
	Iberdrola SA		3.8%
	Huaneng Renewables Corp. Ltd.		3.4%
	Delphi Automotive plc		3.3%
	Nordex SE		3.2%
3.	Renewables Infrastructure Group Ltd. (The)		3.0%
	Eaton Corp. plc		3.0%
	Total		39.6%

detractor, as shares sold off in line with the general sell-off in solar sector on weakening fundamentals. Vestas was a relative detractor because although it performed well for the year and was held in the Fund, the weighting in the index was much larger than the Fund position.
The Consumer Discretionary sector was a positive contributor, mostly driven by the Fund's zero position in Tesla Motors, which is a large position in the index and which performed poorly over the year.
The Fund underperformed in Energy Efficiency, mainly due to an underweight position in Eaton Corp. which performed well, and due to it's position in Zumtobel which rallied during Q3 after delivering a solid set of results, but was still in negative territory for the year following the Q2 sell off when the company cut its annual guidance, attributing the decline in orders to worries over Brexit.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 7

In Industrials performance was hurt by SIG which fell during the period as the company pre announced disappointing annual results for 2015. During Q4 2015 management took down their annual guidance citing weakness in continental European sales which more than offset strength in the UK and Irish market.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe stocks can continue to post decent performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets. Combined with slow, but steady growth in the U.S. and a modest pick-up in Europe, the global economy is in better shape than earlier in the year and should be able to support elevated global equity valuations, at least for now.
Although volatility in the equity markets may pick up, the fund’s diversification provides a balanced approach to growth and value companies involved in solving global energy challenges. We believe our strategy, which incorporates consideration of environmental, social, and governance (ESG) factors, provides a well-positioned portfolio to capture long-term investment in the global energy infrastructure.

Laurie Webster, CFA	Dale R. Stout, CFA

Lise Bernhard	Christopher Madden, CFA

Jade Huang
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT GLOBAL ENERGY SOLUTIONS FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	Since Inception (5/31/2007)
Class A (with max. load)	CGAEX	3.18%	2.21%	-9.17%
Class C (with max. load)	CGACX	6.38%	2.16%	-9.54%
Class I	CAEIX	8.76%	3.68%	-8.27%
Class Y	CGAYX	8.53%	3.44%	-8.56%
Ardour Global Alternative Energy Index		11.06%	7.83%	-7.22%
MSCI All Country World Index		11.96%	10.63%	2.61%
Lipper Global Natural Resources Funds Average		16.17%	-0.18%	-3.51%

Calvert Global Energy Solutions Fund first offered Class C shares on July 9, 2011 and Class Y shares on July 29, 2011. Performance prior to those dates reflects the performance of Class A shares at net asset value (NAV). Actual Class C and Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.98%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 9

PORTFOLIO MANAGEMENT DISCUSSION

Laurie Webster, CFA V.P. Investment Operations and Indexing	Dale R. Stout, CFA Index Portfolio Manager and Senior Analyst
Lise Bernhard Director Investment Operations and Indexing	Christopher Madden, CFA Portfolio Manager
Jade Huang Portfolio Manager
Market Review
For the 12-month period ended Sept. 30, 2016, the S&P 500 rose 15.43% and the Russell 1000 rose 14.93% while the MSCI EAFE Index and the MSCI Emerging Markets Index rose 6.52% and 16.78%, respectively.
The United States Federal Reserve Board (the “Fed”) raised interest rates only one time during the period. This was less than many observers had expected. Long-term government bond yields ended the period lower than where they began in nearly every major economy. The Japanese yen generally strengthened and the British pound weakened over the period, with the U.S. dollar remaining relatively stable vs. the Euro and the Chinese Yuan. Commodity prices fluctuated but most ended near their starting point, except for the price of gold increasing to over $1,300/oz., as of September 30, 2016.
The strong stock returns masked volatility which occurred during the twelve months. Stocks rallied to end 2015, then struggled in the first quarter of 2016, as investors became concerned about near-term economic growth. From April - September 2016, global stocks rallied as central banks kept interest rates low and economic data was generally positive.
The U.S. monthly jobs reports showed more new jobs created in June and July than in any previous month during 2016. The housing and consumer recovery continued to pick up steam. OPEC announced its first production cut in eight years in September. However, market reaction was muted as any negative effects are likely to be mitigated by U.S. producers’ ability to step in and fill outstanding demand. Inflation remained low, contributing to the decision by the Fed in September to maintain its steady-state interest rate policy, while indicating an increased probability of a December rate hike.
Investment Strategy and Technique
The Fund is managed to invest at least 80% of its assets in equity securities of U.S. and non U.S. companies of all market capitalizations whose main business is in the water sector or are significantly involved in water related services or technologies.
Effective April 11, 2016, the Fund's advisor, Calvert Investment Management, Inc., assumed day-to-day management of the Fund's Portfolio, replacing the former sub-adviser, Kleinwort Benson Investors International Ltd. At the same time, a change in the Fund’s benchmark occurred from the S-Network Global Water Index to the Calvert Global Water Research Index (the “Research Index”). Under Calvert’s management, the Fund’s investment objective changed from an actively managed approach to one that seeks to replicate the investment performance of the Calvert Global Water Research Index.
Through the Research Index and the Fund, Calvert offers an innovative product through which investors can drive capital to responsible companies actively working to solve global environmental issues.

10 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

CALVERT GLOBAL WATER FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Industrials	41.8%
Utilities	27.8%
Materials	8.7%
Information Technology	5.7%
Consumer Staples	4.7%
Consumer Discretionary	4.5%
Health Care	4.5%
Financials	1.7%
High Social Impact Investments	0.4%
Short-Term Investments	0.2%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

The Research Index is a structured and comprehensive index representing both the demand and supply side of the water value chain with an eye on being a part of the solution. The Index focuses on Water Distribution, Technology, and Infrastructure on the supply-side, and Water Use Leaders in the most water intensive industries on the demand side. All companies in the Research Index meet Calvert’s Principles for Responsible Investment.
Water utilities and water Infrastructure investments were stand outs for the first three quarters of the fiscal year as investors moved into water industries and towards lower risk investments. Water utilities and water infrastructure sectors produced significant returns for the Fund ending the period with a weighted average of over 20% in each sector. Not to be out done, water technology also had a tremendous year as well, ending with a strong fourth quarter which produced a 12% return contributing to a 28% return for the fiscal year. Leaders and Solution providers slightly outperformed the broad market as a whole, with the companies delivering a weighted average return of 12%.
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert Global Water Fund Class A (at NAV) returned 19.13%, underperforming the Calvert Global Water Research Spliced Benchmark at 26.75% but outperforming the MSCI All Country World Index at 11.96%. The outperformance to the broad market index was spread across three water sectors: utilities, infrastructure and technology.
Xylem was a leading driver of the strong performance producing a 60+% return for the year. Xylem, a 2011 spinoff of ITT Corp., focuses on water solutions ranging from wastewater treatment to analytics applications.

CALVERT GLOBAL WATER FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	10.41%	19.13%
Class C	10.01%	18.28%
Class I	10.63%	19.68%
Class Y	10.54%	19.51%
Calvert Global Water Research Spliced Benchmark *	12.19%	26.75%
S-Network Global Water Index	12.91%	27.56%
MSCI All Country World Index	6.34%	11.96%
Lipper Global Natural Resources Funds Average	13.38%	16.17%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.
* The Calvert Global Water Research Spliced Index is comprised of the S-Network Global Water Index prior to 5/31/16 and the Calvert Global Water Research Index thereafter.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Geberit AG		2.1%
HD Supply Holdings, Inc.		1.9%
Ebara Corp.		1.8%
Valmont Industries, Inc.		1.8%
Ecolab, Inc.		1.7%
Mueller Water Products, Inc.		1.7%
Metro Pacific Investments Corp.		1.7%
Pentair plc		1.6%
Mueller Industries, Inc.		1.5%
Interpump Group SpA		1.5%
Total		17.3%

Xylem recently increased their portfolio of solutions by purchasing Sensus, a maker of smart meters for the water industry.
Another source of strong returns was Jain Irrigation, a company helping to reduce water usage in the agriculture industry by manufacturing drip irrigation products, which returned over 60% over the period. H&M (Hennes & Maueritz), a leader in water stewardship for the apparel industry, detracted from performance as many retailers struggled this year, returning -19% for the period.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 11

Investments held by your Fund were recognized at the Global Water Summit held in April:
Veolia was awarded “Water Company of the Year”. -“Veolia has comprehensively defined what it means to be the world’s leading private water company as an efficient operator, while repositioning its offering to meet the aspirations of its municipal and industrial clients”1.
GE received a note of distinction in Water Technology -“The industrial giant has seen a spurt of innovation which resulted in the launch of a flurry of new technologies during 2015, including an energy-neutral wastewater treatment system” 1.
Positioning and Market Outlook
We remain constructive on the U.S. economy over the medium-to-long run and believe stocks can continue to post decent performance, although probably not as robust as what we’ve experienced in recent years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic environment in the U.S. relative to the rest of the world should support elevated valuation levels. Many international economies continue to be hindered by underlying structural and economic fiscal challenges, including Europe and Japan.
In the near-term, equity markets face several potential headwinds. The U.S. economy is in solid shape and benefiting from improved visibility into growth, but uncertainty around the outcome of the presidential election, the Fed’s anticipated December interest-rate hike, and political decisions in other parts of Europe post-Brexit could lead to increased volatility. However, accommodative monetary policy by central banks around the world should limit the downside.
Europe may experience a bit of a relief rally, benefiting from continued easing by the ECB and modest improvements in economic data, but structural problems remain. As we anticipated, the impact of Brexit on the global economy and the reaction by markets thus far has been relatively muted, but we are starting to see some implications in the UK with the pound declining and inflation picking-up. The potential for geopolitical turmoil in a number of different European countries is also still a risk that we continue to monitor.
While we remain cautious on China’s long-term growth prospects, their injection of stimulus is starting to flow through to the real economy, easing concerns about a hard economic landing and providing support for the global economy, especially emerging markets. Combined with slow, but steady growth in the U.S. and a modest pick-up in Europe, the global economy is in better shape than earlier in the year and should be able to support elevated global equity valuations, at least for now.

Although volatility in the equity markets may pick up, the fund’s diversification provides a balanced approach to growth and value companies involved in solutions to global water challenges. We believe our strategy, which incorporates consideration of environmental, social, and governance (ESG) factors provide a well-positioned portfolio to capture long-term investment into the global water infrastructure.

Laurie Webster, CFA	Dale R. Stout, CFA

Lise Bernhard	Christopher Madden, CFA

Jade Huang
Calvert Investment Management, Inc.
September 2016

1 Global Water Awards - http://www.globalwaterawards.com/2016-shortlist

12 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT GLOBAL WATER FUND
SEPTEMBER 30, 2016

AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	Since Inception (9/30/2008)
Class A (with max. load)	CFWAX	13.48%	9.87%	6.03%
Class C (with max. load)	CFWCX	17.28%	10.04%	5.75%
Class I	CFWIX	19.68%	11.25%	6.87%
Class Y	CFWYX	19.51%	11.28%	6.93%
Calvert Global Water Research Spliced Benchmark		26.75%	14.95%	9.22%
S-Network Global Water Index		27.56%	15.10%	9.31%
MSCI All Country World Index		11.96%	10.63%	6.75%
Lipper Global Natural Resources Funds Average		16.17%	-0.18%	-2.08%

Calvert Global Water Fund first offered Class I shares on January 31, 2014. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.44%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 13

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CALVERT GLOBAL ENERGY SOLUTIONS FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.85%	$1,000.00	$992.00	$9.21
Hypothetical (5% return per year before expenses)	1.85%	$1,000.00	$1,015.75	$9.32
Class C
Actual	2.60%	$1,000.00	$988.10	$12.92
Hypothetical (5% return per year before expenses)	2.60%	$1,000.00	$1,012.00	$13.08
Class I
Actual	1.40%	$1,000.00	$993.70	$6.98
Hypothetical (5% return per year before expenses)	1.40%	$1,000.00	$1,018.00	$7.06
Class Y
Actual	1.60%	$1,000.00	$992.30	$7.97
Hypothetical (5% return per year before expenses)	1.60%	$1,000.00	$1,017.00	$8.07

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

14 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

CALVERT GLOBAL WATER FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.30%	$1,000.00	$1,104.10	$6.84
Hypothetical (5% return per year before expenses)	1.30%	$1,000.00	$1,018.50	$6.56
Class C
Actual	2.04%	$1,000.00	$1,100.10	$10.71
Hypothetical (5% return per year before expenses)	2.04%	$1,000.00	$1,014.80	$10.28
Class I
Actual	0.95%	$1,000.00	$1,106.30	$5.00
Hypothetical (5% return per year before expenses)	0.95%	$1,000.00	$1,020.25	$4.80
Class Y
Actual	1.04%	$1,000.00	$1,105.40	$5.47
Hypothetical (5% return per year before expenses)	1.04%	$1,000.00	$1,019.80	$5.25

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Global Energy Solutions Fund and Calvert Global Water Fund:
We have audited the accompanying statements of assets and liabilities of the Calvert Global Energy Solutions Fund and Calvert Global Water Fund (collectively, the “Funds”), each a series of Calvert Impact Fund, Inc., including the schedules of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Energy Solutions Fund and Calvert Global Water Fund as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

16 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 92.6%

Austria - 2.6%
Zumtobel Group AG (a)	127,069	2,453,149

Brazil - 2.5%
Cosan Ltd., Class A	327,900	2,344,485

Canada - 3.9%
DIRTT Environmental Solutions *	154,215	585,381
Lumenpulse, Inc. *	105,113	1,313,161
Northland Power, Inc.	38,302	713,519
TransAlta Renewables, Inc. (a)	99,657	1,118,905
		3,730,966

China - 4.4%
Canadian Solar, Inc. *(a)	69,957	961,209
Huaneng Renewables Corp. Ltd., Class H	9,266,000	3,257,749
		4,218,958

Denmark - 5.3%
Novozymes A/S, Class B	26,176	1,154,515
Vestas Wind Systems A/S	46,665	3,854,693
		5,009,208

Germany - 12.1%
Capital Stage AG (a)	151,456	1,123,551
CHORUS Clean Energy AG *	117,149	1,411,402
Infineon Technologies AG	127,124	2,266,813
Nordex SE *(a)	100,028	3,048,326
PNE Wind AG (a)	620,034	1,511,875
PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	51,135	760,825
Senvion SA *	77,672	1,421,348
		11,544,140

Ireland - 2.1%
Kingspan Group plc	76,099	2,049,948

Philippines - 1.2%
Energy Development Corp.	9,591,200	1,170,924

Spain - 11.4%
Atlantica Yield plc (a)	91,080	1,731,431
EDP Renovaveis SA	537,784	4,315,150
Iberdrola SA	531,412	3,613,283
Saeta Yield SA	117,179	1,165,018
		10,824,882

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT'D
United Kingdom - 6.3%
Delphi Automotive plc	43,193	3,080,525
Renewables Infrastructure Group Ltd. (The)	2,105,183	2,886,892
		5,967,417

United States - 40.8%
Ameresco, Inc., Class A *	290,504	1,528,051
BorgWarner, Inc.	66,143	2,326,911
Calgon Carbon Corp.	157,641	2,391,414
Covanta Holding Corp.	342,060	5,264,304
Eaton Corp. plc	43,709	2,872,118
First Solar, Inc. *(a)	62,444	2,465,914
FuelCell Energy, Inc. *	49,408	267,791
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	93,563	2,186,567
Johnson Controls International plc	117,774	5,480,024
LKQ Corp. *	35,107	1,244,894
NRG Yield, Inc., Class C (a)	159,116	2,698,607
Pattern Energy Group, Inc.	65,860	1,481,192
Power Integrations, Inc.	30,603	1,928,907
Silver Spring Networks, Inc. *	186,079	2,638,600
SolarEdge Technologies, Inc. *(a)	66,457	1,145,054
SunPower Corp. *(a)	263,307	2,348,699
Universal Display Corp. *	10,041	557,376
		38,826,423

Total Common Stocks (Cost $91,534,979)		88,140,500

CLOSED-END FUNDS - 2.1%

United Kingdom - 2.1%
Greencoat UK Wind plc	1,360,078	2,009,665

Total Closed-End Funds (Cost $2,057,116)		2,009,665

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 2.0%
Calvert Social Investment Foundation Notes:
0.50%, 3/18/17 (b)(c)	800,000	786,560
1.00%, 5/5/17 (b)(c)	1,000,000	982,210
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(d)	53,000	47,170
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(d)	68,000	63,920

Total High Social Impact Investments (Cost $1,921,000)		1,879,860

18 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 2.9%
State Street Bank Time Deposit, 0.293%, 10/3/16	2,771,658	2,771,658

Total Time Deposit (Cost $2,771,658)		2,771,658

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 12.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	12,296,898	12,296,898

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $12,296,898)		12,296,898

TOTAL INVESTMENTS (Cost $110,581,651) - 112.5%		107,098,581
Other assets and liabilities, net - (12.5%)		(11,921,795)
NET ASSETS - 100.0%		$95,176,786

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $11,828,333 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $1,879,860, which represents 2.0% of the net assets of the Fund as of September 30, 2016.

(c) Total market value of restricted securities amounts to $1,879,860, which represents 2.0% of the net assets of the Fund as of September 30, 2016.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	800,000
Calvert Social Investment Foundation Notes, 1.00%, 5/5/17	5/5/16	1,000,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	53,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	68,000
See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 19

CALVERT GLOBAL WATER FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	SHARES	VALUE ($)
COMMON STOCKS - 99.4%

Brazil - 1.9%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	491,231	4,548,799
Cia de Saneamento de Minas Gerais	365,935	3,678,310
		8,227,109

Canada - 1.6%
EnerCare, Inc.	246,905	3,551,277
Pure Technologies Ltd.	759,832	3,393,891
		6,945,168

Cayman Islands - 0.6%
Consolidated Water Co. Ltd.	244,177	2,837,337

Chile - 0.9%
Aguas Andinas SA, Class A	6,374,309	4,100,010

China - 4.2%
China Everbright Water Ltd.	12,087,088	5,328,902
China Lesso Group Holdings Ltd.	8,553,578	5,842,422
CT Environmental Group Ltd. (a)	14,978,202	4,368,901
Tianjin Capital Environmental Protection Group Co. Ltd., Class H	5,201,244	2,967,823
		18,508,048

Denmark - 0.8%
Novozymes A/S, Class B	81,029	3,573,855

Finland - 3.0%
Kemira Oyj	388,032	5,252,483
Metsa Board Oyj (a)	568,505	3,366,591
Outotec Oyj *(a)	962,027	4,622,126
		13,241,200

France - 3.2%
Sanofi SA	44,533	3,391,228
Suez	307,274	5,077,769
Veolia Environnement SA	237,038	5,461,730
		13,930,727

Hong Kong - 3.8%
Beijing Enterprises Water Group Ltd. *	6,555,452	4,469,010
China Water Affairs Group Ltd.	5,914,421	3,829,173
China Water Industry Group Ltd. *(a)	19,304,645	3,296,120
Guangdong Investment Ltd.	3,163,427	5,053,405
		16,647,708

20 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT'D
India - 0.9%
Jain Irrigation Systems Ltd.	3,005,625	4,048,820

Israel - 0.7%
Israel Chemicals Ltd.	834,847	3,252,205

Italy - 1.5%
Interpump Group SpA	394,924	6,730,003

Japan - 5.8%
Ebara Corp.	267,057	7,906,687
Hitachi Zosen Corp.	1,262,574	6,410,889
Kurita Water Industries Ltd.	241,863	5,746,990
METAWATER Co. Ltd. (a)	196,812	5,379,106
		25,443,672

Malaysia - 1.0%
YTL Power International Bhd	10,798,040	4,177,697

Mexico - 0.8%
Grupo Rotoplas SAB de CV (a)	1,894,529	3,302,522

Netherlands - 0.8%
Boskalis Westminster NV	97,431	3,467,639

Philippines - 2.5%
Manila Water Co., Inc.	6,329,606	3,822,053
Metro Pacific Investments Corp.	49,550,418	7,262,152
		11,084,205

Singapore - 1.4%
Hyflux Ltd. (a)	8,383,394	2,930,069
SIIC Environment Holdings Ltd. *(a)	7,284,655	3,311,935
		6,242,004

South Korea - 1.5%
Coway Co. Ltd.	75,506	6,558,847

Spain - 0.8%
Iberdrola SA	521,286	3,544,432

Sweden - 0.7%
Hennes & Mauritz AB, B Shares	112,136	3,165,106

Switzerland - 3.7%
Geberit AG	21,050	9,227,061
Novartis AG	43,624	3,442,819
Sika AG	728	3,546,889
		16,216,769

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT'D
Taiwan - 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	610,294	3,587,394

Thailand - 0.9%
TTW PCL, Foreign Shares	12,011,599	3,749,006

United Kingdom - 7.5%
Coca-Cola European Partners plc	86,841	3,464,956
Croda International plc	79,028	3,566,076
Pennon Group plc	418,321	4,836,617
Pentair plc	106,686	6,853,509
Severn Trent plc	163,974	5,320,605
Unilever plc	72,858	3,447,646
United Utilities Group plc	404,336	5,251,816
		32,741,225

United States - 48.1%
Advanced Drainage Systems, Inc. (a)	273,045	6,569,463
Aegion Corp. *	314,080	5,989,506
American States Water Co.	102,547	4,107,007
American Water Works Co., Inc.	74,012	5,539,058
Aqua America, Inc.	163,339	4,978,573
Badger Meter, Inc.	149,552	5,011,488
Calgon Carbon Corp.	310,535	4,710,816
California Water Service Group	132,921	4,265,435
Cantel Medical Corp.	72,509	5,654,252
CLARCOR, Inc.	55,083	3,580,395
Colgate-Palmolive Co.	47,417	3,515,496
Connecticut Water Service, Inc.	76,111	3,785,000
Danaher Corp.	45,234	3,545,893
Ecolab, Inc.	60,742	7,393,516
Energy Recovery, Inc. *(a)	318,895	5,095,942
Flowserve Corp.	130,267	6,284,080
Ford Motor Co.	280,716	3,388,242
Franklin Electric Co., Inc.	135,525	5,517,223
General Electric Co.	115,126	3,410,032
General Mills, Inc.	52,887	3,378,422
Gorman-Rupp Co. (The)	216,167	5,536,037
HD Supply Holdings, Inc. *	265,154	8,479,625
IDEX Corp.	67,185	6,286,501
IDEXX Laboratories, Inc. *	31,292	3,527,547
Intel Corp.	97,922	3,696,556
Itron, Inc. *	101,208	5,643,358
Kellogg Co.	43,171	3,344,457
Layne Christensen Co. *	405,161	3,447,920
Lindsay Corp. (a)	87,856	6,499,587
Middlesex Water Co.	105,342	3,712,252
Mueller Industries, Inc.	208,606	6,763,007
Mueller Water Products, Inc., Class A	581,361	7,296,081
NIKE, Inc., Class B	62,542	3,292,836

22 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT'D
NRG Energy, Inc.	287,302	3,220,655
Nucor Corp.	72,855	3,602,680
PepsiCo, Inc.	31,920	3,471,938
Rexnord Corp. *	244,334	5,231,191
SJW Corp.	85,333	3,727,345
Tetra Tech, Inc.	152,681	5,415,595
Trimble Navigation Ltd. *	128,443	3,668,332
Valmont Industries, Inc.	58,241	7,837,491
Watts Water Technologies, Inc., Class A	82,461	5,346,771
Xylem, Inc.	128,178	6,722,936
		211,490,537

Total Common Stocks (Cost $399,123,488)		436,813,245

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.4%
Calvert Social Investment Foundation Notes, 1.00%, 5/5/17 (b)(c)	1,000,000	982,210
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(d)	284,000	252,760
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(d)	366,000	344,040

Total High Social Impact Investments (Cost $1,650,000)		1,579,010

TIME DEPOSIT - 0.2%
State Street Bank Time Deposit, 0.293%, 10/3/16	879,826	879,826

Total Time Deposit (Cost $879,826)		879,826

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 3.7%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	16,356,897	16,356,897

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $16,356,897)		16,356,897

TOTAL INVESTMENTS (Cost $418,010,211) - 103.7%		455,628,978
Other assets and liabilities, net - (3.7%)		(16,261,293)
NET ASSETS - 100.0%		$439,367,685
See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 23

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security, or portion of security, is on loan. Total value of securities on loan is $15,174,863 as of September 30, 2016.
(b) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $1,579,010, which represents 0.4% of the net assets of the Fund as of September 30, 2016.

(c) Total market value of restricted securities amounts to $1,579,010, which represents 0.4% of the net assets of the Fund as of September 30, 2016.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.

Abbreviations:
ADR:	American Depositary Receipts
Ltd.:	Limited
PCL:	Public Company Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 1.00%, 5/5/17	5/5/16	1,000,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	284,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	366,000
See notes to financial statements.

24 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $110,581,651) - see accompanying schedule	$107,098,581
Cash denominated in foreign currencies (Cost $82,494)	81,850
Receivable for shares sold	575,113
Dividends and interest receivable	164,249
Securities lending income receivable	19,417
Directors' deferred compensation plan	59,343
Total assets	107,998,553

LIABILITIES
Payable for securities purchased	111
Payable upon return of securities loaned	12,296,898
Payable for shares redeemed	274,243
Payable to Calvert Investment Management, Inc.	54,155
Payable to Calvert Investment Distributors, Inc.	25,206
Payable to Calvert Investment Administrative Services, Inc.	9,284
Payable to Calvert Investment Services, Inc.	5,311
Payable for Directors' fees and expenses	1,956
Directors' deferred compensation plan	59,343
Accrued expenses and other liabilities	95,260
Total liabilities	12,821,767
NET ASSETS	$95,176,786

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 11,293,596 shares outstanding	$229,681,243
Class C: 2,269,548 shares outstanding	48,977,743
Class I: 143,373 shares outstanding	6,831,069
Class Y: 1,659,624 shares outstanding	12,062,664
Undistributed net investment income	730,815
Accumulated net realized gain (loss) on investments and foreign currency transactions	(199,621,655)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies	(3,485,093)
NET ASSETS	$95,176,786

NET ASSET VALUE PER SHARE
Class A (based on net assets of $70,317,160)	$6.23
Class C (based on net assets of $13,212,726)	$5.82
Class I (based on net assets of $909,975)	$6.35
Class Y (based on net assets of $10,736,925)	$6.47
See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 25

CALVERT GLOBAL WATER FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $418,010,211) - see accompanying schedule	$455,628,978
Cash denominated in foreign currencies (Cost $107,904)	107,782
Receivable for shares sold	859,878
Dividends and interest receivable	791,350
Securities lending income receivable	18,440
Directors' deferred compensation plan	256,258
Total assets	457,662,686

LIABILITIES
Payable upon return of securities loaned	16,356,897
Payable for shares redeemed	1,017,779
Payable for foreign cap gain taxes	17,573
Payable to Calvert Investment Management, Inc.	211,525
Payable to Calvert Investment Distributors, Inc.	115,457
Payable to Calvert Investment Administrative Services, Inc.	42,959
Payable to Calvert Investment Services, Inc.	9,541
Payable for Directors' fees and expenses	9,760
Directors' deferred compensation plan	256,258
Accrued expenses and other liabilities	257,252
Total liabilities	18,295,001
NET ASSETS	$439,367,685

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 15,726,431 shares outstanding	$302,306,851
Class C: 4,358,131 shares outstanding	81,944,404
Class I: 260,697 shares outstanding	4,434,477
Class Y: 4,730,185 shares outstanding	102,607,616
Distributions in excess of investment income	(9,702)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(89,505,313)
Net unrealized appreciation (depreciation) on investments, foreign currencies and assets and liabilities denominated in foreign currencies (a)	37,589,352
NET ASSETS	$439,367,685

NET ASSET VALUE PER SHARE
Class A (based on net assets of $278,517,209)	$17.71
Class C (based on net assets of $71,333,854)	$16.37
Class I (based on net assets of $4,637,265)	$17.79
Class Y (based on net assets of $84,879,357)	$17.94
(a) Net of deferred foreign capital gains tax of $17,573.
See notes to financial statements.

26 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME	Calvert Global Energy Solutions Fund	Calvert Global Water Fund
Investment Income:
Dividend income (net of foreign taxes withheld of $77,640 and $513,767, respectively)	$2,831,316	$7,299,601
Securities lending income	81,379	87,851
Other income (a)	73,307	60,695
Interest income	10,097	8,298
Total investment income	2,996,099	7,456,445

Expenses:
Investment advisory fee	897,417	3,484,984
Administrative fees	182,684	864,257
Transfer agency fees and expenses:
Class A	272,079	596,129
Class C	52,444	134,368
Class I	2,665	2,708
Class Y	12,041	79,852
Distribution Plan expenses:
Class A	174,455	688,697
Class C	138,685	714,813
Directors' fees and expenses	9,937	47,187
Accounting fees	29,921	107,425
Custodian fees	89,516	251,223
Professional fees	44,307	76,371
Registration fees	55,702	60,674
Reports to shareholders	50,775	116,146
Miscellaneous	12,553	24,240
Total expenses	2,025,181	7,249,074
Reimbursement from Advisor:
Class A	(118,923)	(208,955)
Class C	(19,743)	(48,473)
Class I	(15,227)	(16,325)
Class Y	(497)	(8,327)
Administrative fees waived	(35,523)	(161,926)
Net expenses	1,835,268	6,805,068
NET INVESTMENT INCOME	1,160,831	651,377
See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 27

STATEMENTS OF OPERATIONS - CONT'D YEAR ENDED SEPTEMBER 30, 2016
REALIZED AND UNREALIZED GAIN (LOSS)	Calvert Global Energy Solutions Fund	Calvert Global Water Fund
Net realized gain (loss) on:
Investments	(11,058,207)	(74,981,909)
Foreign currency transactions	(132,784)	(864,464)
	(11,190,991)	(75,846,373)

Change in unrealized appreciation (depreciation) on:
Investments	16,377,168	150,106,856(b)
Assets and liabilities denominated in foreign currencies	934	13,911
	16,378,102	150,120,767

NET REALIZED AND UNREALIZED GAIN	5,187,111	74,274,394

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,347,942	$74,925,771

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees.
(b) Net of deferred foreign capital gains tax of $17,573.
See notes to financial statements.

28 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$1,160,831	$36,865
Net realized loss	(11,190,991)	(3,467,842)
Net change in unrealized appreciation (depreciation)	16,378,102	(16,384,253)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,347,942	(19,815,230)

Distributions to shareholders from:
Net investment income:
Class A shares	(147,535)	—
Class I shares	(3,751)	—
Class Y shares	(52,259)	—
Total distributions	(203,545)	—

Capital share transactions:
Shares sold:
Class A shares	26,960,528	17,898,682
Class C shares	1,945,945	3,276,644
Class I shares	576,538	333,274
Class Y shares	7,157,929	8,551,114
Reinvestment of distributions:
Class A shares	137,635	—
Class I shares	3,751	—
Class Y shares	52,182	—
Redemption fees:
Class A shares	—	23
Class C shares	—	37
Shares redeemed:
Class A shares	(20,751,676)	(19,175,793)
Class C shares	(3,405,691)	(3,476,867)
Class I shares	(105,460)	(48,887)
Class Y shares	(5,274,065)	(6,053,231)
Total capital share transactions	7,297,616	1,304,996

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,442,013	(18,510,234)

NET ASSETS
Beginning of year	81,734,773	100,245,007
End of year (including distributions in excess of investment income of ($9,702) and undistributed net investment income of $90,554, respectively)	$95,176,786	$81,734,773
See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 29

CALVERT GLOBAL ENERGY SOLUTIONS FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT'D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	4,353,980	2,614,810
Class C shares	340,418	505,715
Class I shares	93,812	47,946
Class Y shares	1,136,738	1,189,808
Reinvestment of distributions:
Class A shares	21,142	—
Class I shares	567	—
Class Y shares	7,719	—
Shares redeemed:
Class A shares	(3,423,027)	(2,860,590)
Class C shares	(590,712)	(543,341)
Class I shares	(16,759)	(7,174)
Class Y shares	(836,704)	(877,758)
Total capital share activity	1,087,174	69,416
See notes to financial statements.

30 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL WATER FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income (loss)	$651,377	($767,337)
Net realized loss	(75,846,373)	(6,850,394)
Net change in unrealized appreciation (depreciation)	150,120,767	(104,093,713)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	74,925,771	(111,711,444)

Distributions to shareholders from:
Net investment income:
Class A shares	(76,358)	—
Class I shares	(36,146)	—
Class Y shares	(259,259)	—
Net realized gain:
Class A shares	—	(26,000,563)
Class C shares	—	(6,686,475)
Class I shares	—	(61,477)
Class Y shares	—	(8,801,749)
Total distributions	(371,763)	(41,550,264)

Capital share transactions:
Shares sold:
Class A shares	38,797,881	112,031,134
Class C shares	6,881,375	25,045,753
Class I shares	3,833,771	534,252
Class Y shares	31,777,247	58,521,494
Reinvestment of distributions:
Class A shares	69,220	23,051,405
Class C shares	—	5,046,129
Class I shares	34,718	61,477
Class Y shares	195,235	6,430,856
Redemption fees:
Class A shares	—	2,344
Class C shares	—	83
Class Y shares	—	2,046
Shares redeemed:
Class A shares	(103,674,316)	(128,535,915)
Class C shares	(22,529,062)	(25,248,171)
Class I shares	(452,972)	(659,603)
Class Y shares	(54,846,947)	(73,979,770)
Total capital share transactions	(99,913,850)	2,303,514

TOTAL DECREASE IN NET ASSETS	(25,359,842)	(150,958,194)

NET ASSETS
Beginning of year	464,727,527	615,685,721
End of year (including undistributed net investment income (loss) of $58 and ($218,231), respectively)	$439,367,685	$464,727,527
See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 31

CALVERT GLOBAL WATER FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT'D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	2,435,334	6,313,506
Class C shares	465,425	1,506,838
Class I shares	234,993	30,905
Class Y shares	1,968,559	3,248,122
Reinvestment of distributions:
Class A shares	4,471	1,340,198
Class C shares	—	313,424
Class I shares	2,240	3,554
Class Y shares	12,475	370,014
Shares redeemed:
Class A shares	(6,578,871)	(7,465,594)
Class C shares	(1,531,668)	(1,554,283)
Class I shares	(28,391)	(36,873)
Class Y shares	(3,461,684)	(4,246,645)
Total capital share activity	(6,477,117)	(176,834)
See notes to financial statements.

32 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Impact Fund, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on August 28, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates four (4) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each, a “Fund” and collectively, the “Funds”):

•	Calvert Global Energy Solutions Fund (“Global Energy Solutions”), and

•	Calvert Global Water Fund (“Global Water”).
The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to each of Global Energy Solutions and Global Water, with a par value of each share at one cent ($0.01).
Global Energy Solutions is non-diversified and invests in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions, or that are significantly involved in the sustainable energy solutions sector. Global Water is non-diversified and invests in equity securities of U.S. and non-U.S. companies whose main business is in the water sector, or that are significantly involved in water-related services or technologies. The operations of each series of the Corporation, including the Funds, are accounted for separately. The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Funds generally offer Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Funds in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Funds and their shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Funds’ investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 33

Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Funds’ investments by major category are as follows:
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. Each Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Funds may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following tables summarize the market value of each Fund's holdings as of September 30, 2016, based on the inputs used to value them:

34 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL ENERGY SOLUTIONS FUND	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks**	$59,205,454	$28,935,046	***	$—	$88,140,500
Closed-End Funds	2,009,665	—		—	2,009,665
High Social Impact Investments	—	1,768,770		111,090	1,879,860
Time Deposit	—	2,771,658		—	2,771,658
Short Term Investment of Cash Collateral For Securities Loaned	12,296,898	—		—	12,296,898

TOTAL	$73,512,017	$33,475,474		$111,090^	$107,098,581

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. where the value was adjusted as a result of significant market movements following the close of local trading.
^ Level 3 securities represent 0.1% of net assets.
On September 30, 2016, for certain securities which trade primarily outside the U.S., adjustments to prices due to movements against a specified benchmark were not necessary. As a result, $5,657,382 transferred out of Level 2 and into Level 1. The amount of this transfer was determined based on the fair value of such securities at the end of the year.

GLOBAL WATER FUND	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Common Stocks**	$258,459,786	$178,353,459	***	$—	$436,813,245
High Social Impact Investments	—	982,210		596,800	1,579,010
Time Deposit	—	879,826		—	879,826
Short Term Investment of Cash Collateral For Securities Loaned	16,356,897	—		—	16,356,897

TOTAL	$274,816,683	$180,215,495		$596,800^	$455,628,978

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by country, please refer to the Schedule of Investments.
*** Includes certain securities trading primarily outside the U.S. where the value was adjusted as a result of significant market movements following the close of local trading.
^ Level 3 securities represent 0.1% of net assets.
On September 30, 2016, for certain securities which trade primarily outside the U.S., adjustments to prices due to movements against a specified benchmark were not necessary. There were no transfers at the end of the year.
Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedules of Investments.
The Funds invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Funds have received an exemptive order from the Securities and Exchange Commission permitting the Funds to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as each Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 35

Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Funds charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment companies under the Internal Revenue Code and to distribute substantially all of their taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.95% of the average daily net assets of Global Energy Solutions. Effective April 11, 2016, for its services, the Advisor receives an annual fee, payable monthly, of 0.75% of the first $250 million of the average daily net assets of Global Water and 0.70% of all assets above $250 million. Prior to April 11, 2016, the Advisor received 0.90% of the first $250 million of the average daily net assets of Global Water and 0.85% of all assets above $250 million.
The Advisor has contractually agreed to limit net annual fund operating expenses for Classes A, C, I and Y through January 31, 2017 for Global Energy Solutions and through January 31, 2018 for Global Water. The contractual expense caps are 1.85%, 2.60%, 1.40% and 1.60% for Classes A, C, I and Y, respectively, of Global Energy Solutions. Prior to February 1, 2016, the expense cap for Class C in Global Energy Solutions was 2.85%. Effective April 11, 2016, the contractual expense caps are 1.28%, 2.03%, 0.93% and 1.03% for Classes A, C, I and Y, respectively, of Global Water. Prior to April 11, 2016, the contractual expense caps were 1.85%, 2.85%, 1.29% and 1.60% for Classes A, C, I and Y, respectively, of Global Water. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee, payable monthly, based on the Funds' average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.35% for Class A, C and Y and 0.15% for Class I. CIAS and the Funds entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Funds commencing on February 1, 2016. CIAS voluntarily waived 0.23% for Class A, C and Y shares of the Funds and 0.03% for Class I shares of the Funds (the amount of the administrative fee above 0.12%) for the period from December 1, 2015 through January 31, 2016. During the year ended September 30, 2016, CIAS voluntarily waived $35,523 and $161,926 for Global Energy Solutions and Global Water, respectively.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a Distribution Plan that permits each Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not

36 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

exceed 0.50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the Funds' average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution Plan expenses.
CID received $31,050 and $73,783 as its portion of commissions charged on the sales of Class A shares of Global Energy Solutions and Global Water, respectively, for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Funds. For its services, CIS received a fee of $64,067 and $117,477 for the year ended September 30, 2016 for Global Energy Solutions and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Funds' assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Purchases	$88,394,939	$440,092,343
Sales	$82,266,865	$542,836,278
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.

Capital Loss Carryforwards
Global Energy Solutions Fund
EXPIRATION DATE
2017	($21,115,915)
2018	(56,693,584)
2019	(43,799,530)
NO EXPIRATION DATE
Short-term	(3,159,444)
Long-term	(63,006,114)

Global Water Fund
NO EXPIRATION DATE
Short-term	($5,436,801)
Long-term	(3,702,271)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

GLOBAL ENERGY SOLUTIONS
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$203,545	$—
Total	$203,545	$—

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 37

GLOBAL WATER
DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$371,763	$35,778,309
Long-term capital gains	—	5,771,955
Total	$371,763	$41,550,264
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	GLOBAL ENERGY SOLUTIONS		GLOBAL WATER
Unrealized appreciation	$6,382,829		$41,990,420
Unrealized (depreciation)	(11,341,085)		(9,485,909)
Net unrealized appreciation (depreciation)	($4,958,256)		$32,504,511

Undistributed ordinary income	$767,862		$—
Capital loss carryforward	($187,774,587)		($9,139,072)
Late year ordinary and post October capital loss deferrals	($10,406,973)		($75,251,984)
Other temporary differences	($1,956)	Other temporary differences	($9,760)

Federal income tax cost of investments	$112,056,837		$423,124,467
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. For both Funds, these differences are mainly due to wash sales and deferred Trustees' fees. For Global Energy Solutions, there are also differences due to return of capital and passive foreign investment companies.
Reclassifications, as shown in the table below, have been made to each Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Global Energy Solutions, the permanent differences are primarily due passive foreign investment companies, foreign currency transactions, and return of capital distributions. For Global Water, the permanent differences are due to foreign currency transactions, capital gains taxes, and net operating losses.

	GLOBAL ENERGY SOLUTIONS	GLOBAL WATER
Undistributed net investment income	($317,025)	($71,085)
Accumulated net realized gain (loss)	376,576	865,882
Paid-in capital	(59,551)	(794,797)
NOTE D — SECURITIES LENDING
To generate additional income, the Funds may lend their securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Funds at any time and, therefore, are not considered to be illiquid investments. The Funds require that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Funds. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Funds and the securities lending agent on the basis of agreed upon contractual terms.

38 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Funds in the case of default of any securities borrower.
The total value of securities on loan as of September 30, 2016 was as follows:

Fund
Global Energy Solutions	$11,828,333
Global Water	$15,174,863
The following tables display a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016.

GLOBAL ENERGY SOLUTIONS
	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$12,296,898	$—	$—	$—	$12,296,898
Amount of recognized liabilities for securities lending transactions					$12,296,898

GLOBAL WATER
	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$16,356,897	$—	$—	$—	$16,356,897
Amount of recognized liabilities for securities lending transactions					$16,356,897
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowings by the Funds under the agreement were as follows:

Fund	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Global Energy Solutions	$35,110	1.64%	$861,241	June 2016
Global Water	$134,385	1.58%	$7,274,717	April 2016
NOTE F — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 39

NOTE G — SUBSEQUENT EVENTS
The Board of Directors (the “Board”) has approved certain changes to Global Energy Solutions, including its Investment Objective, Principal Investment Strategies, Principal Risks and Portfolio Management. The Board has also approved reductions in the expense caps for each class. The new expense limitations are 1.65%, 2.40%, 1.30% and 1.40% for Class A shares, Class C shares, Class I shares and Class Y shares, respectively. These new expense limitations are effective through January 31, 2018 and do not limit any acquired fund fees and expenses paid indirectly by a shareholder. These changes became effective on October 4, 2016. Please see the Prospectus for additional information related to these changes.
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

NOTICE TO SHAREHOLDERS (UNAUDITED)
For the fiscal year ended September 30, 2016, Calvert Global Energy Solutions Fund considers 100% of the ordinary dividends paid during the year as qualified dividend income and 68.0% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. Calvert Global Energy Solutions Fund also considers $2,003,539 as income derived from foreign sources and $76,632 as foreign taxes paid.
For the fiscal year ended September 30, 2016, Calvert Global Water Fund considers $5,415,536 as income derived from foreign sources.

40 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012 (a)
Net asset value, beginning	$5.76	$7.10	$6.94	$5.16	$5.48
Income from investment operations:
Net investment income (loss)	0.08(b)	0.01	—	(0.01)	(0.01)
Net realized and unrealized gain (loss)	0.40	(1.35)	0.16	1.79	(0.17)
Total from investment operations	0.48	(1.34)	0.16	1.78	(0.18)
Distributions from:
Net investment income	(0.01)	—	—	—	(0.14)
Total distributions	(0.01)	—	—	—	(0.14)
Total increase (decrease) in net asset value	0.47	(1.34)	0.16	1.78	(0.32)
Net asset value, ending	$6.23	$5.76	$7.10	$6.94	$5.16
Total return (c)	8.38%	(18.87%)	2.31%	34.50%	(3.27%)
Ratios to average net assets: (d)
Net investment income (loss)	1.33%(b)	0.17%	(0.05%)	(0.19%)	(0.21%)
Total expenses	2.06%	2.21%	2.13%	2.40%	2.57%
Net expenses	1.85%	1.85%	1.85%	1.85%	1.85%
Portfolio turnover	89%	99%	62%	90%	52%
Net assets, ending (in thousands)	$70,317	$59,589	$75,155	$79,302	$57,727

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.005 per share and 0.08% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 41

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012 (a)
Net asset value, beginning	$5.42	$6.75	$6.66	$5.00	$5.28
Income from investment operations:
Net investment income (loss)	0.03(b)	(0.05)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.37	(1.28)	0.16	1.73	(0.17)
Total from investment operations	0.40	(1.33)	0.09	1.66	(0.23)
Distributions from:
Net investment income	—	—	—	—	(0.05)
Total distributions	—	—	—	—	(0.05)
Total increase (decrease) in net asset value	0.40	(1.33)	0.09	1.66	(0.28)
Net asset value, ending	$5.82	$5.42	$6.75	$6.66	$5.00
Total return (c)	7.38%	(19.70%)	1.35%	33.20%	(4.38%)
Ratios to average net assets: (d)
Net investment income (loss)	0.45%(b)	(0.84%)	(1.04%)	(1.21%)	(1.22%)
Total expenses	2.87%	2.96%	2.93%	3.20%	3.37%
Net expenses	2.69%	2.85%	2.85%	2.85%	2.85%
Portfolio turnover	89%	99%	62%	90%	52%
Net assets, ending (in thousands)	$13,213	$13,663	$17,256	$16,697	$13,595

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.004 per share and 0.07% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

42 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012 (a)
Net asset value, beginning	$5.88	$7.21	$7.02	$5.19	$5.59
Income from investment operations:
Net investment income	0.11(b)	0.06	0.03	—	0.02
Net realized and unrealized gain (loss)	0.41	(1.39)	0.16	1.83	(0.18)
Total from investment operations	0.52	(1.33)	0.19	1.83	(0.16)
Distributions from:
Net investment income	(0.05)	—	—	—	(0.24)
Total distributions	(0.05)	—	—	—	(0.24)
Total increase (decrease) in net asset value	0.47	(1.33)	0.19	1.83	(0.40)
Net asset value, ending	$6.35	$5.88	$7.21	$7.02	$5.19
Total return (c)	8.76%	(18.45%)	2.71%	35.26%	(2.77%)
Ratios to average net assets: (d)
Net investment income	1.74%(b)	0.82%	0.34%	0.04%	0.38%
Total expenses	3.83%	5.63%	2.88%	3.19%	1.77%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Portfolio turnover	89%	99%	62%	90%	52%
Net assets, ending (in thousands)	$910	$386	$180	$525	$725

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.006 per share and 0.09% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 43

CALVERT GLOBAL ENERGY SOLUTIONS FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012 (a)
Net asset value, beginning	$5.99	$7.36	$7.18	$5.32	$5.49
Income from investment operations:
Net investment income	0.10(b)	0.04	0.02	0.01	0.05
Net realized and unrealized gain (loss)	0.41	(1.41)	0.16	1.85	(0.22)
Total from investment operations	0.51	(1.37)	0.18	1.86	(0.17)
Distributions from:
Net investment income	(0.03)	—	—	—	—
Total distributions	(0.03)	—	—	—	—
Total increase (decrease) in net asset value	0.48	(1.37)	0.18	1.86	(0.17)
Net asset value, ending	$6.47	$5.99	$7.36	$7.18	$5.32
Total return (c)	8.53%	(18.61%)	2.51%	34.96%	(3.10%)
Ratios to average net assets: (d)
Net investment income	1.57%(b)	0.57%	0.33%	0.16%	0.90%
Total expenses	1.64%	1.84%	1.85%	2.50%	6.75%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.60%
Portfolio turnover	89%	99%	62%	90%	52%
Net assets, ending (in thousands)	$10,737	$8,097	$7,654	$1,877	$897

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.005 per share and 0.08% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

44 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$14.87	$19.55	$19.12	$15.98	$14.29
Income from investment operations:
Net investment income (loss)	0.03(b)	(0.02)	0.01	(0.04)	0.02
Net realized and unrealized gain (loss)	2.81	(3.40)	1.77	3.99	3.29
Total from investment operations	2.84	(3.42)	1.78	3.95	3.31
Distributions from:
Net investment income	—(c)	—	(0.01)	(0.01)	(0.04)
Net realized gain	—	(1.26)	(1.34)	(0.80)	(1.58)
Total distributions	—(c)	(1.26)	(1.35)	(0.81)	(1.62)
Total increase (decrease) in net asset value	2.84	(4.68)	0.43	3.14	1.69
Net asset value, ending	$17.71	$14.87	$19.55	$19.12	$15.98
Total return (d)	19.13%	(18.35%)	9.69%	25.81%	25.16%
Ratios to average net assets: (e)
Net investment income (loss)	0.22%(b)	(0.09%)	0.05%	(0.23%)	0.16%
Total expenses	1.63%	1.82%	1.85%	2.04%	2.34%
Net expenses	1.51%	1.82%	1.85%	1.85%	1.85%
Portfolio turnover	103%	110%	77%	104%	116%
Net assets, ending (in thousands)	$278,517	$295,337	$384,697	$178,275	$55,964

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 45

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$13.84	$18.41	$18.20	$15.38	$13.90
Income from investment operations:
Net investment loss	(0.08)(b)	(0.13)	(0.12)	(0.19)	(0.12)
Net realized and unrealized gain (loss)	2.61	(3.18)	1.68	3.81	3.18
Total from investment operations	2.53	(3.31)	1.56	3.62	3.06
Distributions from:
Net investment income	—	—	(0.01)	—	—
Net realized gain	—	(1.26)	(1.34)	(0.80)	(1.58)
Total distributions	—	(1.26)	(1.35)	(0.80)	(1.58)
Total increase (decrease) in net asset value	2.53	(4.57)	0.21	2.82	1.48
Net asset value, ending	$16.37	$13.84	$18.41	$18.20	$15.38
Total return (c)	18.28%	(18.92%)	8.93%	24.63%	23.90%
Ratios to average net assets: (d)
Net investment loss	(0.52%)(b)	(0.79%)	(0.65%)	(1.16%)	(0.81%)
Total expenses	2.35%	2.53%	2.53%	2.79%	3.20%
Net expenses	2.25%	2.53%	2.53%	2.79%	2.85%
Portfolio turnover	103%	110%	77%	104%	116%
Net assets, ending (in thousands)	$71,334	$75,061	$94,985	$30,759	$8,574

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

46 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)(b)
Net asset value, beginning	$15.02	$19.64	$18.99
Income from investment operations:
Net investment income	0.13(c)	0.06	0.04
Net realized and unrealized gain (loss)	2.80	(3.42)	0.61
Total from investment operations	2.93	(3.36)	0.65
Distributions from:
Net investment income	(0.16)	—	—
Net realized gain	—	(1.26)	—
Total distributions	(0.16)	(1.26)	—
Total increase (decrease) in net asset value	2.77	(4.62)	0.65
Net asset value, ending	$17.79	$15.02	$19.64
Total return (d)	19.68%	(17.93%)	3.42%
Ratios to average net assets: (e)
Net investment income	0.80%(c)	0.32%	0.24%(f)
Total expenses	1.56%	3.89%	4.85%(f)
Net expenses	1.08%	1.29%	1.29%(f)
Portfolio turnover	103%	110%	77%
Net assets, ending (in thousands)	$4,637	$779	$1,066

(a) Per share figures are calculated using the Average Shares Method.
(b) From January 31, 2014 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 47

CALVERT GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$15.06	$19.73	$19.21	$16.03	$14.28
Income from investment operations:
Net investment income	0.08(b)	0.04	0.07	0.01	0.05
Net realized and unrealized gain (loss)	2.85	(3.45)	1.80	3.99	3.31
Total from investment operations	2.93	(3.41)	1.87	4.00	3.36
Distributions from:
Net investment income	(0.05)	—	(0.01)	(0.02)	(0.03)
Net realized gain	—	(1.26)	(1.34)	(0.80)	(1.58)
Total distributions	(0.05)	(1.26)	(1.35)	(0.82)	(1.61)
Total increase (decrease) in net asset value	2.88	(4.67)	0.52	3.18	1.75
Net asset value, ending	$17.94	$15.06	$19.73	$19.21	$16.03
Total return (c)	19.51%	(18.12%)	10.14%	26.07%	25.55%
Ratios to average net assets: (d)
Net investment income	0.50%(b)	0.23%	0.36%	0.08%	0.40%
Total expenses	1.27%	1.49%	1.49%	1.66%	2.12%
Net expenses	1.22%	1.49%	1.49%	1.60%	1.60%
Portfolio turnover	103%	110%	77%	104%	116%
Net assets, ending (in thousands)	$84,879	$93,551	$134,938	$26,009	$3,692

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.002 per share and 0.01% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

48 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 49

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

50 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 51

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

52 calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 53

Protecting Your Privacy
Your relationship with us is important.
Please take time to review this statement about our privacy policies with existing and former customers. We do not disclose any non-public personal information about our customers to anyone, except as permitted by law.

Your privacy is a top priority.
You have shared personal and financial information with us:

•	information we receive from you on applications or other forms, such as your name, address, social security number, assets and income; and

•	information about your transactions with us, our affiliates or others, such as your account balance, payment history and parties to transactions.
We use this information to provide our products and services to you, and to assist you in achieving your financial goals. We promise to protect the security, privacy and use of your personal and financial information, including account and transaction details.
Your information is shared only in limited ways and for specific purposes.
We do not currently share your information with affiliates in the Calvert and the Ameritas Companies; however, we reserve the right to do so. Also, we may disclose information we collect to companies that perform administrative or marketing services on our behalf, such as transfer agents, or printers and mailers that assist us in the distribution of materials, or others as permitted by law, in order to:

•	provide you with faster, more comprehensive service, and

•	implement security measures and fight fraud for your continued -protection.
Calvert does not give or sell information about you or your accounts to any other company, individual or group. However, governmental agencies, regulatory authorities and other entities may have access to such information if permitted by law.
The products and services you use are delivered in a secure environment.
Whether you use automated telephone capabilities or the Internet, you can feel confident that we employ security measures that are appropriate to each technology. For more information on Internet-specific privacy and security measures, please visit our Web site at www.calvert.com.
Keeping your personal information accurate and current is a vital concern.
We strive to keep your personal and financial information accurate. If you believe that our records are incorrect or out of date, please notify us by contacting Client Services at 800.368.2745 and we will make any necessary corrections.
Employee access to your information is limited.
Our employees have limited access to shareholder information based on their job function. This enables them to assist you in completing transactions, obtaining additional information about our products and resolving any problems that might arise. All employees are instructed to use the strict standards of care outlined in Calvert’s confidentiality rules. Employees who do not conform to Calvert’s confidentiality rules are subject to disciplinary actions that may include dismissal.
Your privacy preferences will be respected.
Since your financial needs change and our financial products are continually developing, we may contact you to determine if we can be of additional service to you. Most of our shareholders appreciate hearing about our new offerings and choose to continue to do so. If you have additional questions about these policies, please call Client Services at 800.368.2745.
This notice is subject to change.
Created on 02-05-01
Revised 2-16-10
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.

[Not Part of Shareholder Report]

CALVERT GLOBAL WATER FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: June 1, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management for Calvert Global Water Fund
Matthew Moore will no longer serve as a portfolio manager for Calvert Global Water Fund effective as of
June 24, 2016. Laurie Webster, CFA, Lise Bernhard, Christopher Madden, CFA and Jade Huang, will remain on the portfolio management team for the Fund.
In addition, Dale R. Stout, CFA will be added to the portfolio management team for Calvert Global Water Fund effective as of June 24, 2016.
Accordingly, effective June 24, 2016, the Prospectus is hereby amended as follows:
The table under "Portfolio Management" in the Fund Summary for Calvert Global Water Fund is revised and restated as follows:

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Vice President - Investment Operations and Indexing	Since April 2016
Dale R. Stout, CFA	Index Portfolio Manager and Senior Analyst	Since June 2016
Lise Bernhard	Director of Investment Operations and Performance	Since April 2016
Christopher Madden, CFA	Portfolio Manager	Since April 2016
Jade Huang	Portfolio Manager	Since April 2016

[Not Part of Shareholder Report]

Under "Management of Fund Investments -- More Information About the Advisor, Subadvisors and Portfolio Managers" the section entitled "Calvert Global Water Fund" is revised and restated as follows:
Calvert Global Water Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Laurie Webster, CFA
July 2015 - present: Vice President - Investment Operations and Indexing, Calvert.
2007 - June 2015: Director, Investment and Performance Systems, Calvert.
Ms. Webster has 30 years of experience in the financial industry and has been with Calvert for 15 years.
Portfolio Manager
Dale R. Stout, CFA
October 2015 - present: Index Portfolio Manager and Senior Analyst, Calvert.
November 2012 - October 2015: Investment Systems Manager and Analyst, Calvert.
April 2010 - November 2012: Senior Investment Analyst - Equities, Calvert.
Mr. Stout has 13 years of experience in the financial industry, all at Calvert.
Portfolio Manager
Lise Bernhard
October 2015 - present: Director of Investment Operations and Performance, Calvert. Prior to October 2015, Ms. Bernhard was Manager, Calvert Responsible Indexes and Senior Performance Analyst, Calvert. Ms. Bernhard has over 20 years of experience in the financial industry and has been with Calvert for 10 years.
Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Portfolio Manager

[Not Part of Shareholder Report]

SUPPLEMENT TO:
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Responsible Index Funds Prospectus (Class A, C and Y)
dated February, 2016
Calvert Unconstrained Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016
Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016
Date of Supplement: July 20, 2016
Important notice regarding sales charges and share class availability
Effective July 20, 2016, Calvert will (i) waive the front-end sales charge for direct purchases of Class A shares, and (ii) cease accepting new direct purchases of Class C shares. In addition, and subject to the approval of the Board of Trustees/Directors for each respective fund, all existing directly-held Class C shares will convert to Class A shares. If approved, this conversion is expected to take place on or about September 30, 2016.
Accordingly, each of the prospectuses cited herein is revised as follows:
In the section titled “Shareholder Information - How to Buy Shares - Reduced Sales Charges” add the following under “Other Circumstances”.

•	shareholders investing in Class A shares directly with the Fund without a broker-dealer or financial adviser specified.
In the section titled “Shareholder Information - How to Open an Account” add the following under the heading for “Class A and C Shares”.
Effective July 20, 2016, Calvert will no longer accept new applications for direct purchases of Class C shares. Any application received for investment in Class C shares on which no broker-dealer or financial adviser is specified will automatically be invested in Class A shares.

[Not Part of Shareholder Report]

CALVERT GLOBAL ENERGY SOLUTIONS FUND
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: August 5, 2016
Effective on or about October 3, 2016, Calvert Global Energy Solutions Fund (the “Fund”) will (i) change its Investment Objective and Principal Investment Strategies to track the Calvert Global Energy Research Index, (ii) implement the Calvert Principles for Responsible Investment, and (iii) be advised on a day-to-day basis by Calvert Investment Management, Inc.
Effective on or about October 3, 2016, each Prospectus is amended as follows:
Change of Investment Objective
The text under Investment Objective in the Fund Summary is deleted and replaced by the following:
The Fund seeks to track the performance of the Calvert Global Energy Research Index.
Change of Principal Investment Strategies
The text under “Investments, Risks and Performance – Principal Investment Strategies” is deleted and replaced by the following:
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Energy Research Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in the sustainable energy solutions industry and normally invests at least 80% of its net assets, including borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies whose main business is sustainable energy solutions or that are significantly involved in the sustainable energy solutions sector. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests operate businesses, business units or business lines that (i) contribute to growth and innovation in renewable energy industries and the commercial adoption of renewable energy sources, including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery, (ii) manufacture technologies that minimize greenhouse gas emissions, (iii) provide energy storage solutions, (iv) distribute energy produced from renewable energy sources, (v) deliver products and services that improve energy efficiency and reduce greenhouse gas emissions across economic sectors, (vi) demonstrate leadership in the most energy-intensive industries through the minimization of their energy use and carbon footprint, (vii) are electric utility and independent power producers that are leading the transition from fossil fuels to renewable energy, and (viii) contribute to the electrification of the transportation system. The Fund does not invest in companies with significant fossil fuel reserves (including natural gas reserves) and seeks to minimize its exposure to fossil fuel extraction and nuclear energy production.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the sustainable energy solutions sector are at a relatively early stage of development. Up to 5% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global energy challenges.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.
Calvert Global Energy Research Index. The Calvert Global Energy Research Index is a proprietary index that is owned by Calvert Investments, Inc. It is composed of companies that manage energy use in a sustainable manner or that are actively engaged in facilitating the transition to a more sustainable economy through the reduction of greenhouse gas emissions and the

[Not Part of Shareholder Report]

expanded use of renewable energy sources. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are significantly involved in business activities in the sustainable energy solutions sector that are consistent with the Calvert Principles for Responsible Investment. A company is significantly involved in business activities in the sustainable energy solutions sector if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities involving the production and/or distribution of renewable energy including solar, wind, biomass, waste-to-energy, geothermal, biofuels, hydropower, and landfill gas recovery (“Renewable Energy Producers/Distributors”), the manufacture of technologies and/or products that enable the transition away from fossil fuels or that reduce energy consumption, including power storage, smart grid applications, and carbon capture technologies (“Technology Providers”), or the provision of products and services that improve energy efficiency for residential or commercial use (“Energy Efficiency Providers”), (ii) it is a leader in energy efficiency and/or the use of renewable energy in the most energy intensive industries, such as the cement and steel industries (“Energy Use Leaders”), or (iii) it provides solutions that address global energy challenges, as outlined by the United Nations Sustainable Development Goals (“Energy Innovators”). Renewable Energy Producers/Distributors, Technology Providers, Energy Efficiency Providers and Energy Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Energy Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.
At each Index reconstitution Renewable Energy Producers/Distributors, Technology Providers, and Energy Efficiency Providers will each represent approximately one-quarter of the total market value of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. At each Index reconstitution, the Energy Use Leaders and Energy Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from Calvert’s evaluation of an issuer’s conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.
At each Index reconstitution, at least 40% of the total market value of the Index or, if the Advisor determines conditions are not favorable, at least 30% of the total market value of the Index, will be comprised of foreign securities. Securities will be considered foreign securities based on an analysis of various criteria, including a company’s principal place of business, the primary exchange on which the security is traded, and the country in which the greatest percentage of company revenue is generated. All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. Although the constitution of the Index is not based on a predetermined geographic allocation, at each reconstitution and rebalancing the Index will include issuers from at least three different countries (including the United States). Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.
At each Index reconstitution and rebalancing at least 40% of the total market value of the Index will have economic exposure to the sustainable energy solutions sector through (i) the percentage of revenues or earnings of the Index constituents that are generated from products, services or technologies related to sustainable energy solutions or (ii) the percentage of assets of the Index constituents that are utilized to produce those products, deliver those services, or deploy those technologies.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Changes to Principal Risks
Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, insert the following text as the third full paragraph:
Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial and responsible investing factors, the Fund will not be able to match the performance of the index exactly.
Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, delete “Foreign Currency Hedge and Derivatives Risk”.
Under “Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, delete “Responsible Investing Risk” and insert the following:

[Not Part of Shareholder Report]

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s environmental, social and governance (“ESG”) performance or the Advisor’s assessment of a company’s ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company’s ESG performance. Successful application of the Fund’s responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Change to Portfolio Management
Kleinwort Benson Investors International Ltd. is terminated as a subadvisor for the Fund.
Under”Portfolio Management” in the Fund Summary, the section entitled “Investment Subadvisor” is deleted and the table in that section is deleted and replaced by the following table:

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Vice President - Investment Operations and Indexing	Since October 2016
Dale R. Stout, CFA	Index Portfolio Manager and Senior Analyst	Since October 2016
Lise Bernhard	Director of Investment Operations and Performance	Since October 2016
Christopher Madden, CFA	Portfolio Manager	Since October 2016
Jade Huang	Portfolio Manager	Since October 2016
Under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers” the section entitled “Calvert Global Energy Solutions Fund” that is described in the prospectus sticker dated April 8, 2016 is deleted and replaced by the following text:
Calvert Global Energy Solutions Fund
Calvert Investment Management, Inc.
See “About Calvert” above.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Laurie Webster, CFA
July 2015 - present: Vice President - Investment Operations and Indexing, Calvert.
2007 - June 2015: Director, Investment and Performance Systems, Calvert.
Ms. Webster has 30 years of experience in the financial industry and has been with Calvert for 15 years.
Portfolio Manager
Dale R. Stout, CFA
October 2015 - present: Index Portfolio Manager and Senior Analyst, Calvert.
November 2012 - October 2015: Investment Systems Manager and Analyst, Calvert.
April 2010 - November 2012: Senior Investment Analyst - Equities, Calvert.
Mr. Stout has 13 years of experience in the financial industry, all at Calvert.
Portfolio Manager
Lise Bernhard
October 2015 - present: Director of Investment Operations and Performance, Calvert. Prior to October 2015, Ms. Bernhard was Manager, Calvert Responsible Indexes and Senior Performance Analyst, Calvert. Ms. Bernhard has over 20 years of experience in the financial industry and has been with Calvert for 10 years.
Portfolio Manager
Christopher Madden, CFA	November 2015 - present: Portfolio Manager, Calvert October 2010 - October 2015: Senior Equity Analyst, Calvert	Portfolio Manager
Jade Huang	November 2015 - present: Portfolio Manager, Calvert 2010 - October 2015: Senior Equity Analyst, Calvert 2006 - 2010: Equity Analyst, Calvert	Portfolio Manager
Change to the Annual Fund Operating Expenses
The Annual Fund Operating Expenses table under “Fees and Expenses of the Fund” in the Fund Summary of the Class A, C and Y Prospectus is deleted and replaced by the following table.

[Not Part of Shareholder Report]

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	1.07%	1.07%	1.07%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.66%	0.66%	0.54%
Total annual fund operating expenses	1.98%	2.73%	1.61%
Less fee waiver and/or expense reimbursement[4]	(0.33%)	(0.33%)	(0.21%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.65%	2.40%	1.40%
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2018. Direct net operating expenses will not exceed 1.65% for Class A, 2.40% for Class C and 1.40% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The Annual Fund Operating Expenses table under “Fees and Expenses of the Fund” in the Fund Summary of the Class I Prospectus is deleted and replaced by the following table.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	1.07%
Distribution and service (12b-1) fees	None
Other expenses	4.53%
Total annual fund operating expenses	5.60%
Less fee waiver and/or expense reimbursement[2]	(4.30%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 1.30% through January 31, 2018. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
In the table under “More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements” in the Class A, C and Y Prospectus the information presented for the Calvert Global Energy Solutions Fund should be changed to 1.65%, 2.40% and 1.40% for Class A, Class C and Class Y, respectively.
In the table under “More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements” in the Class I Prospectus the information presented for the Calvert Global Energy Solutions Fund should be changed to 1.30%.
Change to the Example
The Example in the Fund Summary in the Class A, C and Y Prospectus is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.

[Not Part of Shareholder Report]

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$635	$1,036	$1,463	$2,646
Class C
Expenses assuming redemption	$343	$816	$1,415	$3,037
Expenses assuming no redemption	$343	$816	$1,415	$3,037
Class Y	$143	$488	$856	$1,893
The Example in the Fund Summary in the Class I Prospectus is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$13,241	$55,974	$101,310	$227,101
Implementation of the Calvert Principles for Responsible Investment
Immediately below the heading “About Sustainable and Socially Responsible Investing – Calvert Principles for Responsible Investment” delete the parenthetical and replace it with the following text:
(Calvert Balanced Portfolio, Calvert Equity Portfolio, Calvert Large Cap Core Portfolio, Calvert International Equity Fund, Calvert Global Energy Solutions Fund and Calvert Global Water Fund)
Immediately below the heading “About Sustainable and Socially Responsible Investing – Calvert Solution Strategies®” delete the parenthetical and replace it with the following text:
(Calvert Emerging Markets Equity Fund)
Under “About Sustainable and Socially Responsible Investing – Calvert Solution Strategies® – Sustainable and Socially Responsible Investment Criteria” delete the section entitled “Calvert Global Energy Solutions Fund”.
In the Fund Summary for the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund, delete all references to the Calvert Global Energy Solutions Fund under “Investments, Risks and Performance – Responsible Investing”.
Other Changes
In the table under “More Information on Investment Objective, Investment Strategies and Risks – Further Description of Investment Strategies and Techniques”, the prospectus sticker dated April 8, 2016 inserted a new row entitled “Indexing” as the seventh row under the heading “Investment Techniques”. That row should be populated with “NA” for all Funds except the Calvert Global Energy Solutions Fund and Calvert Global Water Fund, which should both be populated with the icon that indicates the fund uses indexing as a principal investment strategy.
Under “More Information on Investment Objective, Investment Strategies and Risks” delete the section entitled “Description of Alternative Energy Indices”.

[Not Part of Shareholder Report]

SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Asset Allocation Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class R)
and all related Summary Prospectuses
dated February 1, 2016

Date of Supplement: October 24, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.
Calvert Investment Management, Inc. (“Calvert”) currently serves as the investment advisor to each series of The Calvert Fund, Calvert Impact Fund, Inc., Calvert Social Investment Fund and Calvert World Values Fund, Inc. (each, a “Registered Investment Company” or “RIC”, and each series thereof, a “Fund”).
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company (“Ameritas”), entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the automatic termination of: (i) the current investment advisory agreement between Calvert and each Registered Investment Company, on behalf of each Fund, and (ii) the current investment sub-advisory agreements between Calvert and the subadvisor(s) to the Calvert Equity Portfolio, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund (each, a “Current Sub-Advisory Agreement”).
After careful consideration, the Board of each RIC, including all of the Directors/Trustees that are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), has unanimously approved, subject to approval of shareholders, a new investment advisory agreement with New Calvert, effective upon the Closing. The Board of Calvert Social Investment Fund, including all of its Independent Trustees, also unanimously approved, subject to approval of shareholders, a new investment subadvisory agreement between New Calvert and Atlanta Capital Management Company, LLC with respect to the Calvert Equity Portfolio, effective upon the Closing. The Board of Calvert World Values Fund, Inc., including all of its Independent Trustees,

[Not Part of Shareholder Report]

also unanimously approved, subject to approval of shareholders: (i) a new subadvisory agreement between New Calvert and Hermes Investment Management Limited with respect the Calvert Emerging Markets Equity Fund, (ii) Eaton Vance Management (International) Limited (“EVMI”) as a new subadvisor to the Calvert International Equity Fund and the Calvert International Opportunities Fund, (iii) a new subadvisory agreement between New Calvert and EVMI for each such Fund, and (iv) the termination of the subadvisory agreements between Calvert and Advisory Research, Inc. and between Calvert and Trilogy Global Advisors, LP with respect to the Calvert International Opportunities Fund, in each case, effective upon the Closing.
The contractual advisory fee rates payable to New Calvert under the new advisory agreement will not increase for any Fund, and in the case of the Funds listed in the chart below the contractual advisory fee rates will be reduced as shown:

Calvert Global Energy Solutions Fund	Current		0.95%
	Proposed		0.75%
Calvert Small Cap Fund	Current		0.70%
	Proposed		0.68%
Calvert Equity Portfolio	Current*	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50%
			0.475%
			0.45%
	Proposed	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.5%
			0.425%
			0.375%
Calvert Emerging Markets Equity Fund	Current		0.95%
	Proposed		0.88%
Calvert High Yield Bond Fund	Current		0.65%
	Proposed		0.48%
Calvert Ultra-Short Income Fund	Current	Up to and including $1 billion Over $1 billion	0.30%
			0.29%
	Proposed	Up to and including $1 billion Over $1 billion	0.26%
			0.25%
* Calvert is currently voluntarily waiving a portion of its advisory fee equal to 0.05% on average daily net assets between $2 billion and $3 billion and 0.075% on average daily net assets over $3 billion. The new investment advisory agreement for this Fund would effectively make this voluntary waiver permanent by reducing the investment advisory fee schedule by an amount equal to the current voluntary waiver.
The subadvisory fees that are payable pursuant to each Current Subadvisory Agreement are paid by Calvert out of its advisory fee, and the subadvisory fees that will be payable pursuant to the new subadvisory agreements will be payable by New Calvert out of its advisory fee.
The Board also approved, subject to approval of shareholders: (i) a new consolidated slate of Directors/Trustees to oversee all Calvert Funds, including the Registered Investment Companies, (ii) new distribution plans pursuant to Rule 12b-1 under the 1940 Act, (iii) an amendment to the Declaration of Trust of The Calvert Fund and Calvert Social Investment Fund, which grants the Board the authority to amend, in certain circumstances, the Declaration of Trust without further shareholder approval, and (iv) approval of each Fund’s ability to invest a specified percentage of its assets in notes issued by the Calvert Social Investment Foundation. Implementation of the new investment advisory agreement, subadvisory agreements and distribution plans is contingent upon the Closing of the Transaction.
A proxy statement containing detailed information regarding each of these proposals is expected to be mailed to shareholders of record in early November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
New Calvert has advised the Board of the RIC that if the proposal for New Calvert to serve as each Fund’s investment adviser is approved, New Calvert does not intend to make material changes to the Funds’ investment objectives, and will pursue a substantially similar investment approach for each Fund, including continuing to manage each Fund pursuant to responsible investment criteria as described in the prospectus. It is currently anticipated that following shareholder approval of the new investment advisory agreement and the Closing, investment professionals affiliated with Eaton Vance will also serve as employees of New Calvert and provide investment advisory services to the Funds.
Investors Should Retain This Supplement for Future Reference

[Not Part of Shareholder Report]

SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016

Calvert Global Energy Solutions Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Global Energy Solutions Fund Summary Prospectus (Class I)
dated February 1, 2016

Calvert Global Water Fund Summary Prospectus (Class A, C and Y)
dated February 1, 2016

Calvert Global Water Fund Summary Prospectus (Class I)
dated February 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.
The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, each Fund listed below will be managed by the portfolio management team noted below.
Calvert Global Energy Solutions Fund
Calvert Global Water Fund
Anticipated Portfolio Management Team:

•    Thomas C. Seto is Head of Investment Management at the Seattle Investment Center of Parametric Portfolio Associates LLC (“Parametric”), an affiliate of Calvert Research and Management. Mr. Seto has been an employee of Parametric since 1998 and manages other funds and portfolios.

•    Christopher Madden is a member of the Fund’s current portfolio management team. He has served at Calvert as an equity analyst since 2010, and as a portfolio manager since 2015. Mr. Madden manages other Calvert funds.

•    Jade Huang is a member of the Fund’s current portfolio management team. She has served at Calvert as an equity analyst since 2006, and as a portfolio manager since 2015. Ms. Huang manages other Calvert funds.

Investors Should Retain This Supplement for Future Reference

[Not Part of Shareholder Report]

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CALVERT SOLUTION STRATEGIES	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Green Bond Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
9	Understanding Your Fund's Expenses
10	Report of Independent Registered Public Accounting Firm
11	Schedule of Investments
17	Statement of Assets and Liabilities
18	Statement of Operations
19	Statements of Changes in Net Assets
21	Notes to Financial Statements
28	Financial Highlights
30	Proxy Voting
30	Availability of Quarterly Portfolio Holdings
31	Director and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
U.S. fixed income markets provided positive returns for the twelve month period ending September 30, 2016. Lower interest rates and tighter risk asset spreads helped produce solid total and excess returns for the U.S. fixed income markets. Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a 5.19% total return. U.S. 10 year treasury yield ended the period 45 basis points lower at 1.6%.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps—nearly seven years to the date after moving to the zero lower bound.
After ending a challenging 2015 both Investment Grade and High Yield had a tumultuous first half of Q1 2016. Risk assets experienced continued volatility through their high correlation with commodity and currency markets, which remained highly volatile. Credit spreads reached post-crisis highs in many sectors, as oil prices reached new lows and uncertainty around the Chinese economy continued to dampen investors’ appetite for risk. After peaking in mid-February, however, spreads sharply recovered and continued to rally as financial conditions eased and U.S. fixed income markets experienced significant inflows.
Global financial markets experienced another significant jolt of volatility, although very short lived, on June 23, 2016 with an unexpected Brexit vote outcome. Risk markets quickly recovered and that started another wave of inflows into U.S. dollar fixed income markets. The significant recovery in the high-yield market continued, and the sector finished the quarter with the highest year-to-date return since 2009.
Investment Strategy and Technique
The Fund seeks to maximize current income, consistent with preservation of capital, through investment in bonds and other debt securities.
The Fund uses a relative value strategy, and typically invests at least 80% of its net assets in green bonds of any maturity. Green bonds may include those issued by companies that develop or provide products or services that seek to provide environmental solutions, or that support environmental projects, among others.
In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert Green Bond Fund Class A (at NAV) returned 5.21%, outperforming both the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index and the Bloomberg Barclays U.S. Aggregate Bond Index at 0.21% and 5.19% respectively. On May 20, 2016, the Fund changed its benchmark from the Bloomberg Barclays U.S. Aggregate Bond Index to the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index. The benchmark change was to reflect modifications to the investment strategy that allows the Fund the flexibility to have greater exposures to “Labelled Green” securities and not be tied to a benchmark that drives allocation to U.S. Treasuries.
Outperformance for the period was primarily due to asset allocation decisions. The Fund was broadly positioned to benefit from a recovery in U.S. dollar fixed income risk assets. The Fund’s allocation to out-of-benchmark investment grade corporates and green bonds issued by sovereign and global development banks was the primary driver of outperformance for the period.
Additionally, green bonds issued by U.S. municipalities and green asset backed securities contributed positively to performance.
During the period, issuance in the labelled green bond market continued at a brisk pace. 2016 saw multiple inaugural corporate issuers in the space. Apple issued its inaugural Green Bond which was the largest senior unsecured U.S. Corporate Green Bond as well as a benchmark technology Green Bond.

6 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

CALVERT GREEN BOND FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Corporate	37.0%
Financial Institutions	13.4%
Industrial	22.6%
Utility	1.0%
Government Related	36.7%
Agency	12.7%
Local Authority	12.6%
Supranational	11.4%
High Social Impact Investments	0.2%
Municipal	4.5%
Utility	4.5%
Securitized	19.3%
Asset-Backed Securities	11.2%
Collateralized Mortgage-Backed Securities	2.0%
Mortgage-Backed Passthrough	6.1%
Short-Term Investments	2.3%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Positioning and Market Outlook
Divergent global monetary policies, volatility, and liquidity challenges will continue to strongly influence fixed income markets in the near future. The impact of divergence—opposing U.S. and global central bank policy directions—is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Federal Reserve (Fed) occurring before the end of 2016. The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening. We expect record corporate credit issuance to continue because of low interest rates and investors’ ongoing search for yield in the persistent low-rate environment. We continue to see value in some areas in corporate credit, specifically in credits with deleveraging stories or with minimal incentives or capacity to re-lever, and BBB-rated issuers look relatively attractive. However, we maintain a cautious approach, especially as credit fundamentals have deteriorated further and risk premiums have compressed. Strong inflows and the global search for yield could continue to support valuations, though risk premiums are vulnerable to sudden changes to these technical factors, in our view.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less

CALVERT GREEN BOND FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	3.15%	5.21%
Class I	3.28%	5.60%
Class Y	3.27%	5.46%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index	0.13%	0.21%
Bloomberg Barclays U.S. Aggregate Bond Index	2.68%	5.19%
Lipper A Rated Corporate Debt Funds Average	4.60%	7.38%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/15	9/30/16
Class A	1.58%	1.42%
Class I	2.01%	1.85%
Class Y	1.88%	1.72%

vulnerable than corporates to market volatility. These assets are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth.
Calvert Investment Management, Inc.
September 2016

Vishal Khanduja, CFA	Brian S. Ellis, CFA

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 7

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT GREEN BOND FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	Since Inception (10/31/2013)
Class A (with max. load)	CGAFX	1.26%	1.90%
Class I	CGBIX	5.60%	3.61%
Class Y	CGYFX	5.46%	3.50%
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index		0.21%	0.09%
Bloomberg Barclays U.S. Aggregate Bond Index		5.19%	3.86%
Lipper A Rated Corporate Debt Funds Average		7.38%	4.74%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.16%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.88%	$1,000.00	$1,031.50	$4.47
Hypothetical (5% return per year before expenses)	0.88%	$1,000.00	$1,020.60	$4.45
Class I
Actual	0.50%	$1,000.00	$1,032.80	$2.54
Hypothetical (5% return per year before expenses)	0.50%	$1,000.00	$1,022.50	$2.53
Class Y
Actual	0.63%	$1,000.00	$1,032.70	$3.20
Hypothetical (5% return per year before expenses)	0.63%	$1,000.00	$1,021.85	$3.18

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Green Bond Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Green Bond Fund (the “Fund”), a series of Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Green Bond Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

10 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 11.3%

Asset-Backed - Automobile - 5.1%
Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class B, 2.41%, 11/15/25 (a)	300,000	303,444
Toyota Auto Receivables Owner Trust:
Series 2015-B, Class A2B, 0.734%, 11/15/17 (b)	416,969	417,027
Series 2014-A, Class A3, 0.67%, 12/15/17	857,146	856,682
Series 2014-A, Class A4, 1.18%, 6/17/19	300,000	300,414
Series 2016-B, Class A3, 1.30%, 4/15/20	1,700,000	1,702,601
		3,580,168

Asset-Backed - Other - 6.2%
Dell Equipment Finance Trust, Series 2014-1, Class C, 1.80%, 6/22/20 (a)	298,162	298,301
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	266,210	264,963
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (a)	268,893	261,500
Series III LLC, 4.02%, 7/20/44 (a)	552,293	519,885
Series III LLC, 5.44%, 7/20/44 (a)	190,746	200,268
Spruce ABS Trust, Series 2016-E1, Class A, 4.32%, 6/15/28 (a)	1,755,296	1,756,497
Sunrun Callisto Issuer LLC, Series 2015-1A, Class B, 5.38%, 7/20/45 (a)	964,288	993,917
		4,295,331

Total Asset-Backed Securities (Cost $7,858,076)		7,875,499

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.0%
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)	400,000	395,476
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(b)	450,000	452,754
Morgan Stanley Capital I Trust, Series 2014-CPT:
Class F, 3.56%, 7/13/29 (a)(b)	430,000	423,481
Class G, 3.56%, 7/13/29 (a)(b)	100,000	96,895

Total Commercial Mortgage-Backed Securities (Cost $1,338,061)		1,368,606

CORPORATE BONDS - 52.7%

Basic Materials - 0.3%
Methanex Corp., 5.65%, 12/1/44	200,000	173,203

Communications - 2.9%
Alphabet, Inc., 1.998%, 8/15/26	1,000,000	987,365
AT&T, Inc.:
4.125%, 2/17/26	415,000	448,449
5.65%, 2/15/47	145,000	170,896

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Verizon Communications, Inc.:
1.75%, 8/15/21	165,000	163,196
3.50%, 11/1/24	95,000	101,334
4.125%, 8/15/46	165,000	165,046
		2,036,286

Consumer, Cyclical - 10.1%
American Airlines Pass-Through Trust:
5.60%, 1/15/22 (a)	1,011,758	1,058,552
5.25%, 7/15/25	179,424	188,171
CVS Health Corp.:
3.875%, 7/20/25	222,000	241,673
5.125%, 7/20/45	200,000	244,729
Ford Motor Credit Co. LLC:
1.675%, 3/12/19 (b)	750,000	750,927
1.698%, 11/4/19 (b)	750,000	753,104
Home Depot, Inc. (The), 4.20%, 4/1/43	150,000	169,028
Hyundai Capital Services, Inc., 2.875%, 3/16/21 (a)	1,200,000	1,239,474
Johnson Controls, Inc., 4.625%, 7/2/44	200,000	221,844
Latam Airlines Pass-Through Trust A, 4.20%, 8/15/29	120,910	118,189
Lowe's Cos., Inc., 3.70%, 4/15/46	75,000	77,488
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	700,000	696,204
Starbucks Corp., 2.45%, 6/15/26	150,000	152,344
Virgin Australia Trust:
7.125%, 10/23/18 (a)	129,435	131,053
6.00%, 4/23/22 (a)	367,517	373,030
Whirlpool Corp.:
3.70%, 5/1/25	400,000	422,355
4.50%, 6/1/46	200,000	215,808
		7,053,973

Consumer, Non-cyclical - 1.0%
Massachusetts Institute of Technology, 3.959%, 7/1/38	635,000	726,125

Financial - 17.3%
American Tower Corp.:
3.45%, 9/15/21	200,000	210,491
4.00%, 6/1/25	200,000	213,930
3.375%, 10/15/26	450,000	456,128
Bank of America Corp.:
1.95%, 5/12/18	1,175,000	1,181,509
2.625%, 4/19/21	765,000	777,172
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (b)	400,000	417,000
Capital One Bank, 2.25%, 2/13/19	300,000	303,889
Capital One Financial Corp., 4.20%, 10/29/25	150,000	156,494
Capital One NA, 2.35%, 8/17/18	250,000	253,043
Citigroup, Inc.:
2.50%, 9/26/18	350,000	355,554
2.05%, 6/7/19	100,000	100,761
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (b)	100,000	103,500

12 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Digital Realty Trust LP, 3.95%, 7/1/22	1,000,000	1,059,900
ING Bank NV, 2.00%, 11/26/18 (a)	1,500,000	1,510,009
KFW:
1.75%, 10/15/19	200,000	203,472
1.875%, 11/30/20	1,500,000	1,533,756
Mitsubishi UFJ Financial Group, Inc., 2.527%, 9/13/23	715,000	717,838
Morgan Stanley:
2.375%, 7/23/19	500,000	508,694
4.00%, 7/23/25	100,000	107,536
5.00%, 11/24/25	100,000	111,570
Prologis LP, 3.35%, 2/1/21	250,000	264,318
Vornado Realty LP, 2.50%, 6/30/19	1,500,000	1,521,126
		12,067,690

Government - 11.5%
African Development Bank, 1.375%, 12/17/18	1,000,000	1,007,336
Asian Development Bank:
MTN, 1.00%, 8/16/19	1,000,000	997,627
2.125%, 3/19/25	750,000	770,694
European Bank for Reconstruction & Development, MTN, 0.875%, 7/22/19	2,000,000	1,991,354
European Investment Bank, 2.50%, 10/15/24	200,000	211,199
International Bank for Reconstruction & Development, 1.005%, 10/1/18	1,250,000	1,252,897
International Finance Corp., MTN, 2.125%, 4/7/26	1,000,000	1,025,732
Nordic Investment Bank, 2.25%, 9/30/21	750,000	779,375
		8,036,214

Industrial - 6.3%
Casella Waste Systems, Inc., 7.75%, 2/15/19	1,801,000	1,837,020
General Electric Co., 2.70%, 10/9/22	345,000	359,496
Masco Corp., 4.45%, 4/1/25	100,000	106,250
Mexico City Airport Trust, 4.25%, 10/31/26 (a)(c)	1,000,000	1,002,500
Owens Corning, 3.40%, 8/15/26	1,100,000	1,105,103
		4,410,369

Technology - 2.3%
Apple, Inc., 2.85%, 2/23/23	750,000	789,533
Intel Corp., 3.10%, 7/29/22	150,000	160,213
Microsoft Corp.:
2.40%, 8/8/26	180,000	180,152
4.45%, 11/3/45	100,000	113,691
3.95%, 8/8/56	110,000	111,444
Oracle Corp.:
2.40%, 9/15/23	60,000	60,481
2.65%, 7/15/26	130,000	130,024
4.00%, 7/15/46	70,000	72,332
		1,617,870

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Utilities - 1.0%
American Water Capital Corp.:
6.085%, 10/15/17	255,000	267,092
3.40%, 3/1/25	400,000	431,377
		698,469

Total Corporate Bonds (Cost $35,990,727)		36,820,199

HIGH SOCIAL IMPACT INVESTMENTS - 0.2%
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17 (d)(e)	150,000	147,480

Total High Social Impact Investments (Cost $150,000)		147,480

MUNICIPAL OBLIGATIONS - 12.9%

California - 3.1%
Metropolitan Water District of Southern California Revenue Bonds, 6.947%, 7/1/40	250,000	295,983
Santa Clara Valley California Transportation Authority Revenue Bonds, 5.876%, 4/1/32	430,000	558,299
Southern California Public Power Authority Revenue Bonds, 5.943%, 7/1/40	1,000,000	1,333,720
		2,188,002

District of Columbia - 1.6%
District of Columbia Water & Sewer Authority, 4.814%, 10/1/14	950,000	1,114,369

Massachusetts - 2.8%
Commonwealth of Massachusetts GO Bonds, 3.277%, 6/1/46	1,725,000	1,784,806
Massachusetts Clean Water Trust, Revenue Bonds, 5.192%, 8/1/40	150,000	183,694
		1,968,500

New York - 5.4%
New York City Water & Sewer System, Revenue Bonds:
5.44%, 6/15/43	770,000	1,055,501
5.882%, 6/15/44	605,000	876,463
New York State Environmental Facilities Corp. Revenue Bonds:
1.48%, 7/15/18	750,000	754,725
2.25%, 7/15/20	1,040,000	1,071,002
		3,757,691

Total Municipal Obligations (Cost $8,483,946)		9,028,562

SOVEREIGN GOVERNMENT BONDS - 11.6%
Export Development Canada, 1.25%, 12/10/18	1,000,000	1,004,992
Export-Import Bank of Korea, 2.125%, 2/11/21	1,000,000	1,014,837
Kommuninvest i Sverige AB, 1.50%, 4/23/19 (a)	1,000,000	1,008,780
Municipality Finance plc, 1.375%, 9/21/21 (a)	2,000,000	1,986,070

14 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
SOVEREIGN GOVERNMENT BONDS - CONT’D
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	1,500,000	1,556,550
Nederlandse Waterschapsbank NV, 2.375%, 3/24/26 (a)	1,000,000	1,038,918
Svensk Exportkredit AB, 1.875%, 6/23/20	500,000	508,525

Total Sovereign Government Bonds (Cost $7,978,487)		8,118,672

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.5%
Overseas Private Investment Corp.:
3.22%, 9/15/29	800,000	843,853
3.16%, 6/1/33	197,235	207,106

Total U.S. Government Agencies and Instrumentalities (Cost $997,235)		1,050,959

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 6.2%
Fannie Mae:
3.11%, 7/1/23	142,816	153,361
2.65%, 6/1/26	1,992,224	2,075,940
2.68%, 7/1/26	2,000,000	2,089,872

Total U.S. Government Agency Mortgage-Backed Securities (Cost $4,200,178)		4,319,173

TIME DEPOSIT - 2.3%
State Street Bank Time Deposit, 0.293%, 10/3/16	1,595,890	1,595,890

Total Time Deposit (Cost $1,595,890)		1,595,890

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	1,014,750	1,014,750

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $1,014,750)		1,014,750

TOTAL INVESTMENTS (Cost $69,607,350) - 102.2%		71,339,790
Other assets and liabilities, net - (2.2%)		(1,520,815)
NET ASSETS - 100.0%		$69,818,975

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
10 Year U.S. Treasury Notes	(49)	12/16	($6,425,125)	$5,653
Ultra Long U.S. Treasury Bonds	(20)	12/16	(3,677,500)	55,540
Total Short				$61,193
See notes to financial statements.

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 15

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $17,568,521, which represents 25.2% of the net assets of the Fund as of September 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $992,592 as of September 30, 2016.
(d) Total market value of restricted securities amounts to $147,480, which represents 0.2% of the net assets of the Fund as of September 30, 2016.
(e) This security was valued under the direction of the Board of Directors. Total market value of fair valued securities amounts to $147,480, which represents 0.2% of the net assets of the Fund as of September 30, 2016.

Abbreviations:
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
MTN:	Medium Term Note
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	150,000
See notes to financial statements.

16 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $69,607,350) - see accompanying schedule	$71,339,790
Cash collateral at broker	158,150
Receivable for securities sold	812,868
Receivable for shares sold	99,476
Interest receivable	399,599
Receivable for futures contracts variation margin	63,797
Directors' deferred compensation plan	36,089
Total assets	72,909,769

LIABILITIES
Payable for securities purchased	1,989,900
Payable upon return of securities loaned	1,014,750
Payable for shares redeemed	7,168
Payable to Calvert Investment Management, Inc.	4,001
Payable to Calvert Investment Distributors, Inc.	5,933
Payable to Calvert Investment Administrative Services, Inc.	6,616
Payable to Calvert Investment Services, Inc.	499
Payable for Directors' fees and expenses	1,585
Directors' deferred compensation plan	36,089
Accrued expenses and other liabilities	24,253
Total liabilities	3,090,794
NET ASSETS	$69,818,975

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock outstanding;
$0.10 par value, 20,000,000 shares authorized:
Class A: 1,853,815 shares outstanding	$28,162,321
Class I: 1,529,318 shares outstanding	22,950,578
Class Y: 1,080,052 shares outstanding	16,521,173
Undistributed net investment income	745
Accumulated net realized gain (loss)	390,525
Net unrealized appreciation (depreciation)	1,793,633
NET ASSETS	$69,818,975

NET ASSET VALUE PER SHARE
Class A (based on net assets of $28,987,478)	$15.64
Class I (based on net assets of $23,908,319)	$15.63
Class Y (based on net assets of $16,923,178)	$15.67
See notes to financial statements.

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 17

CALVERT GREEN BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign tax withheld of $26)	$1,636,418
Securities lending income	118
Total investment income	1,636,536

Expenses:
Investment advisory fee	194,643
Administrative fees	84,720
Transfer agency fees and expenses:
Class A	45,482
Class I	3,764
Class Y	10,262
Distribution Plan expenses:
Class A	64,522
Directors' fees and expenses	7,305
Accounting fees	26,152
Custodian fees	43,069
Professional fees	40,034
Registration fees	28,745
Reports to shareholders	9,932
Miscellaneous	10,492
Total expenses	569,122
Reimbursement from Advisor:
Class A	(58,607)
Class I	(41,595)
Class Y	(21,897)
Administrative fees waived	(7,961)
Net expenses	439,062
NET INVESTMENT INCOME	1,197,474

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	395,262
Futures	92,195
487,457

Change in unrealized appreciation (depreciation) on:
Investments	1,737,863
Futures	55,974
1,793,837

NET REALIZED AND UNREALIZED GAIN	2,281,294

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,478,768
See notes to financial statements.

18 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$1,197,474	$647,539
Net realized gain (loss)	487,457	94,702
Net change in unrealized appreciation (depreciation)	1,793,837	(95,979)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,478,768	646,262

Distributions to shareholders from:
Net investment income:
Class A shares	(425,728)	(238,749)
Class I shares	(521,400)	(312,643)
Class Y shares	(248,661)	(96,395)
Net realized gain:
Class A shares	(41,623)	(112,953)
Class I shares	(54,265)	(115,207)
Class Y shares	(21,662)	(13,226)
Total distributions	(1,313,339)	(889,173)

Capital share transactions:
Shares sold:
Class A shares	15,125,309	16,387,578
Class I shares	7,914,990	15,689,941
Class Y shares	12,785,483	7,857,931
Reinvestment of distributions:
Class A shares	437,836	316,593
Class I shares	350,816	156,235
Class Y shares	206,521	75,016
Redemption fees:
Class A shares	—	2,517
Class Y shares	—	151
Shares redeemed:
Class A shares	(10,570,672)	(4,073,252)
Class I shares	(13,689,671)	(289,778)
Class Y shares	(4,072,207)	(1,376,015)
Total capital share transactions	8,488,405	34,746,917

TOTAL INCREASE IN NET ASSETS	10,653,834	34,504,006

NET ASSETS
Beginning of year	59,165,141	24,661,135
End of year (including undistributed net investment income of $745 and $487, respectively)	$69,818,975	$59,165,141
See notes to financial statements.

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 19

CALVERT GREEN BOND FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	991,419	1,072,847
Class I shares	514,500	1,038,982
Class Y shares	833,800	512,333
Reinvestment of distributions:
Class A shares	28,602	20,765
Class I shares	22,974	10,287
Class Y shares	13,433	4,907
Shares redeemed:
Class A shares	(692,812)	(265,793)
Class I shares	(894,121)	(19,167)
Class Y shares	(262,780)	(90,336)
Total capital share activity	555,015	2,284,825
See notes to financial statements.

20 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Impact Fund, Inc. (the “Corporation”) is a Maryland corporation pursuant to Articles of Incorporation filed on August 28, 2000, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Corporation operates four (4) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights for the Calvert Green Bond Fund (the “Fund”). The Corporation is authorized to issue two billion (2,000,000,000) shares of stock, of which 250,000,000 shares have been allocated to the Fund, with a par value of each share at one cent ($0.01).
The Fund is non-diversified and invests primarily in a broad range of fixed-income securities. The operations of each series of the Corporation, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund, which commenced operations on October 31, 2013, offers Class A, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 21

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

22 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$7,875,499	$—	$7,875,499
Commercial Mortgage-Backed Securities	—	1,368,606	—	1,368,606
Corporate Bonds	—	36,820,199	—	36,820,199
High Social Impact Investments	—	147,480	—	147,480
Municipal Obligations	—	9,028,562	—	9,028,562
Sovereign Government Bonds	—	8,118,672	—	8,118,672
U.S. Government Agencies and Instrumentalities	—	1,050,959	—	1,050,959
U.S. Government Agency Mortgage-Backed Securities	—	4,319,173	—	4,319,173
Time Deposit	—	1,595,890	—	1,595,890
Short Term Investment of Cash Collateral For Securities Loaned	1,014,750	—	—	1,014,750
TOTAL	$1,014,750	$70,325,040	$—	$71,339,790
Futures Contracts**	$61,193	$—	$—	$61,193

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the year.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio' ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio.
During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.
The Fund's futures contracts at year end are presented in the Schedule of Investments.
At September 30, 2016, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$61,193*	Unrealized depreciation on futures contracts	$—*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 23

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

			Statement of Operations Location
Risk	Derivatives		Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures		$92,195	$55,974

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description		Average Number of Contracts*
Futures contracts long		5
Futures contracts short		(42)
* Averages are based on activity levels during the year ended September 30, 2016.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

24 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.30% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2018 for Class A, I and Y. The contractual expense caps are 0.88%, 0.50%, and 0.63%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.20% for Class A and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.08% (the amount of the administrative fee above 0.12%) for Class A and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $4,601.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% of the Fund’s average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses.
CID received $19,484 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $5,778 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board Chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Directors may participate in a Deferred Compensation Plan (the “Plan”). Obligations of the Plan will be paid solely out of the Fund’s assets. Directors’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $62,267,993 and $32,217,108, respectively. U.S. government security purchases and sales were $98,420,987 and $110,339,829, respectively.
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$1,313,339	$889,173
Total	$1,313,339	$889,173

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 25

As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$1,840,729
Unrealized (depreciation)	(108,289)
Net unrealized appreciation (depreciation)	$1,732,440

Undistributed ordinary income	$298,913
Undistributed long-term capital gain	$155,135
Other temporary differences	($1,585)

Federal income tax cost of investments	$69,607,350
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to section 1256 futures contracts and deferred Directors’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	($1,427)
Accumulated net realized gain (loss)	1,427
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $992,592 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,014,750	$—	$—	$—	$1,014,750
Amount of recognized liabilities for securities lending transactions					$1,014,750

26 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$4,498	1.77%	$596,246	August 2016
NOTE F — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 27

CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)(b)
Net asset value, beginning	$15.14	$15.20	$15.00
Income from investment operations:
Net investment income	0.25	0.23	0.17
Net realized and unrealized gain (loss)	0.53	0.06	0.17
Total from investment operations	0.78	0.29	0.34
Distributions from:
Net investment income	(0.25)	(0.22)	(0.14)
Net realized gain	(0.03)	(0.13)	—
Total distributions	(0.28)	(0.35)	(0.14)
Total increase (decrease) in net asset value	0.50	(0.06)	0.20
Net asset value, ending	$15.64	$15.14	$15.20
Total return (c)	5.21%	1.95%	2.29%
Ratios to average net assets: (d)
Net investment income	1.64%	1.49%	1.21%(e)
Total expenses	1.12%	1.24%	1.99%(e)
Net expenses	0.88%	0.88%	0.88%(e)
Portfolio turnover	243%	444%	545%
Net assets, ending (in thousands)	$28,987	$23,108	$10,622

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 31, 2013 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

28 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)(b)
Net asset value, beginning	$15.13	$15.18	$15.00
Income from investment operations:
Net investment income	0.31	0.29	0.21
Net realized and unrealized gain (loss)	0.53	0.06	0.18
Total from investment operations	0.84	0.35	0.39
Distributions from:
Net investment income	(0.31)	(0.27)	(0.21)
Net realized gain	(0.03)	(0.13)	—
Total distributions	(0.34)	(0.40)	(0.21)
Total increase (decrease) in net asset value	0.50	(0.05)	0.18
Net asset value, ending	$15.63	$15.13	$15.18
Total return (c)	5.60%	2.36%	2.58%
Ratios to average net assets: (d)
Net investment income	2.01%	1.89%	1.51%(e)
Total expenses	0.67%	0.76%	1.17%(e)
Net expenses	0.50%	0.50%	0.50%(e)
Portfolio turnover	243%	444%	545%
Net assets, ending (in thousands)	$23,908	$28,540	$12,994

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 31, 2013 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 29

CALVERT GREEN BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)(b)
Net asset value, beginning	$15.17	$15.22	$15.00
Income from investment operations:
Net investment income	0.29	0.27	0.17
Net realized and unrealized gain (loss)	0.53	0.06	0.21
Total from investment operations	0.82	0.33	0.38
Distributions from:
Net investment income	(0.29)	(0.25)	(0.16)
Net realized gain	(0.03)	(0.13)	—
Total distributions	(0.32)	(0.38)	(0.16)
Total increase (decrease) in net asset value	0.50	(0.05)	0.22
Net asset value, ending	$15.67	$15.17	$15.22
Total return (c)	5.46%	2.21%	2.56%
Ratios to average net assets: (d)
Net investment income	1.91%	1.74%	1.56%(e)
Total expenses	0.81%	1.10%	14.21%(e)
Net expenses	0.63%	0.63%	0.63%(e)
Portfolio turnover	243%	444%	545%
Net assets, ending (in thousands)	$16,923	$7,517	$1,046

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 31, 2013 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

DIRECTOR AND OFFICER INFORMATION TABLE

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 67	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CRIS 2005 CWVF	President and Founder of the national non-profit, First People’s Worldwide. Founded in 1980, First People’s Worldwide is the only American Indian alternative development institute in the U.S.	19	• Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 68	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
JOHN G. GUFFEY, JR. AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
MILES D. HARPER, III AGE: 53	Director Trustee Director Director	2000 IMPACT 2005 CSIF 2005 CRIS 2005 CWVF	Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), 1999-2014.	19	• Bridgeway Funds (14) (asset management)
JOY V. JONES AGE: 66	Director Trustee Director Director	2000 IMPACT 1990 CSIF 2000 CRIS 2005 CWVF	Attorney.	19	• Director, Conduit Street Restaurants SUD 2 Limited • Director, Palm Management Corporation
TERRENCE J. MOLLNER, Ed.D. AGE: 71	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2005 IMPACT	Founder, Chairperson and President of Trusteeship Institute, Inc., an educational organization focused on the personal skills and organizations described in Dr. Mollner’s book, The Love Skill: We Are Mastering the 7 Layers of Human Maturity, particularly businesses that freely chose to give priority to the common good. Chairperson, Stakeholders Capital, Inc., an asset management firm and financial services provider.	19	• Calvert Social Investment Foundation • Ben & Jerry’s Homemade, Inc. (food products)
SYDNEY A. MORRIS AGE: 67	Trustee Director Director Director	1982 CSIF 2000 CRIS 2005 CWVF 2005 IMPACT	The Rev. Dr. Morris is a Unitarian Universalist minister.	19	None

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 31

Name & Age	Position With Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES/DIRECTORS
D. WAYNE SILBY, Esq.* AGE: 68	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CRIS 2000 IMPACT	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR* AGE: 56	Director & President Trustee & President Director & President Director & President	2015 CWVF 2015 CSIF 2015 CRIS 2015 IMPACT
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
				37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

32 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

34 calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

Protecting Your Privacy
Your relationship with us is important.
Please take time to review this statement about our privacy policies with existing and former customers. We do not disclose any non-public personal information about our customers to anyone, except as permitted by law.

Your privacy is a top priority.
You have shared personal and financial information with us:

•	information we receive from you on applications or other forms, such as your name, address, social security number, assets and income; and

•	information about your transactions with us, our affiliates or others, such as your account balance, payment history and parties to transactions.
We use this information to provide our products and services to you, and to assist you in achieving your financial goals. We promise to protect the security, privacy and use of your personal and financial information, including account and transaction details.
Your information is shared only in limited ways and for specific purposes.
We do not currently share your information with affiliates in the Calvert and the Ameritas Companies; however, we reserve the right to do so. Also, we may disclose information we collect to companies that perform administrative or marketing services on our behalf, such as transfer agents, or printers and mailers that assist us in the distribution of materials, or others as permitted by law, in order to:

•	provide you with faster, more comprehensive service, and

•	implement security measures and fight fraud for your continued -protection.
Calvert does not give or sell information about you or your accounts to any other company, individual or group. However, governmental agencies, regulatory authorities and other entities may have access to such information if permitted by law.
The products and services you use are delivered in a secure environment.
Whether you use automated telephone capabilities or the Internet, you can feel confident that we employ security measures that are appropriate to each technology. For more information on Internet-specific privacy and security measures, please visit our Web site at www.calvert.com.
Keeping your personal information accurate and current is a vital concern.
We strive to keep your personal and financial information accurate. If you believe that our records are incorrect or out of date, please notify us by contacting Client Services at 800.368.2745 and we will make any necessary corrections.
Employee access to your information is limited.
Our employees have limited access to shareholder information based on their job function. This enables them to assist you in completing transactions, obtaining additional information about our products and resolving any problems that might arise. All employees are instructed to use the strict standards of care outlined in Calvert’s confidentiality rules. Employees who do not conform to Calvert’s confidentiality rules are subject to disciplinary actions that may include dismissal.
Your privacy preferences will be respected.
Since your financial needs change and our financial products are continually developing, we may contact you to determine if we can be of additional service to you. Most of our shareholders appreciate hearing about our new offerings and choose to continue to do so. If you have additional questions about these policies, please call Client Services at 800.368.2745.
This notice is subject to change.
Created on 02-05-01
Revised 2-16-10
Combined General Mailings (Householding)
Multiple accounts held directly with Calvert that have the same social security number will receive one mailing per household of information such as prospectuses and semi-annual and annual reports. Call Calvert client services at 800-368-2745 to request further grouping of accounts to receive fewer mailings, or to request that each account still receive a separate mailing. Separate statements will be generated for each separate account and will be mailed in one envelope for each combination above. Multiple accounts held through a broker/dealer (or other financial intermediary) that share the same household address may receive one mailing.

[Not Part of Shareholder Report]

SUPPLEMENT TO:
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Responsible Index Funds Prospectus (Class A, C and Y)
dated February, 2016
Calvert Unconstrained Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016
Calvert Tax-Free Responsible Impact Bond Fund Prospectus (Class A, C and Y)
dated May 1, 2016
Date of Supplement: July 20, 2016
Important notice regarding sales charges and share class availability
Effective July 20, 2016, Calvert will (i) waive the front-end sales charge for direct purchases of Class A shares, and (ii) cease accepting new direct purchases of Class C shares. In addition, and subject to the approval of the Board of Trustees/Directors for each respective fund, all existing directly-held Class C shares will convert to Class A shares. If approved, this conversion is expected to take place on or about September 30, 2016.
Accordingly, each of the prospectuses cited herein is revised as follows:
In the section titled “Shareholder Information - How to Buy Shares - Reduced Sales Charges” add the following under “Other Circumstances”.

•	shareholders investing in Class A shares directly with the Fund without a broker-dealer or financial adviser specified.
In the section titled “Shareholder Information - How to Open an Account” add the following under the heading for “Class A and C Shares”.
Effective July 20, 2016, Calvert will no longer accept new applications for direct purchases of Class C shares. Any application received for investment in Class C shares on which no broker-dealer or financial adviser is specified will automatically be invested in Class A shares.

[Not Part of Shareholder Report]

SUPPLEMENT TO:

Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Equity Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Asset Allocation Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class A, C and Y)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class I)
and all related Summary Prospectuses
dated February 1, 2016

Calvert Income Funds Prospectus (Class R)
and all related Summary Prospectuses
dated February 1, 2016

Date of Supplement: October 24, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.
Calvert Investment Management, Inc. (“Calvert”) currently serves as the investment advisor to each series of The Calvert Fund, Calvert Impact Fund, Inc., Calvert Social Investment Fund and Calvert World Values Fund, Inc. (each, a “Registered Investment Company” or “RIC”, and each series thereof, a “Fund”).
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company (“Ameritas”), entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to Calvert Fund shareholder approvals of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
The closing of the Transaction (the “Closing”) will result in a change of control of Calvert and, pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the automatic termination of: (i) the current investment advisory agreement between Calvert and each Registered Investment Company, on behalf of each Fund, and (ii) the current investment sub-advisory agreements between Calvert and the subadvisor(s) to the Calvert Equity Portfolio, Calvert International Opportunities Fund and Calvert Emerging Markets Equity Fund (each, a “Current Sub-Advisory Agreement”).
After careful consideration, the Board of each RIC, including all of the Directors/Trustees that are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), has unanimously approved, subject to approval of shareholders, a new investment advisory agreement with New Calvert, effective upon the Closing. The Board of Calvert Social Investment Fund, including all of its Independent Trustees, also unanimously approved, subject to approval of shareholders, a new investment subadvisory agreement between New Calvert and Atlanta Capital Management Company, LLC with respect to the Calvert Equity Portfolio, effective upon the Closing. The Board of Calvert World Values Fund, Inc., including all of its Independent Trustees,

[Not Part of Shareholder Report]

also unanimously approved, subject to approval of shareholders: (i) a new subadvisory agreement between New Calvert and Hermes Investment Management Limited with respect the Calvert Emerging Markets Equity Fund, (ii) Eaton Vance Management (International) Limited (“EVMI”) as a new subadvisor to the Calvert International Equity Fund and the Calvert International Opportunities Fund, (iii) a new subadvisory agreement between New Calvert and EVMI for each such Fund, and (iv) the termination of the subadvisory agreements between Calvert and Advisory Research, Inc. and between Calvert and Trilogy Global Advisors, LP with respect to the Calvert International Opportunities Fund, in each case, effective upon the Closing.
The contractual advisory fee rates payable to New Calvert under the new advisory agreement will not increase for any Fund, and in the case of the Funds listed in the chart below the contractual advisory fee rates will be reduced as shown:

Calvert Global Energy Solutions Fund	Current		0.95%
	Proposed		0.75%
Calvert Small Cap Fund	Current		0.70%
	Proposed		0.68%
Calvert Equity Portfolio	Current*	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.50%
			0.475%
			0.45%
	Proposed	Up to and including $2 billion Over $2 billion up to and including $3 billion Over $3 billion	0.5%
			0.425%
			0.375%
Calvert Emerging Markets Equity Fund	Current		0.95%
	Proposed		0.88%
Calvert High Yield Bond Fund	Current		0.65%
	Proposed		0.48%
Calvert Ultra-Short Income Fund	Current	Up to and including $1 billion Over $1 billion	0.30%
			0.29%
	Proposed	Up to and including $1 billion Over $1 billion	0.26%
			0.25%
* Calvert is currently voluntarily waiving a portion of its advisory fee equal to 0.05% on average daily net assets between $2 billion and $3 billion and 0.075% on average daily net assets over $3 billion. The new investment advisory agreement for this Fund would effectively make this voluntary waiver permanent by reducing the investment advisory fee schedule by an amount equal to the current voluntary waiver.
The subadvisory fees that are payable pursuant to each Current Subadvisory Agreement are paid by Calvert out of its advisory fee, and the subadvisory fees that will be payable pursuant to the new subadvisory agreements will be payable by New Calvert out of its advisory fee.
The Board also approved, subject to approval of shareholders: (i) a new consolidated slate of Directors/Trustees to oversee all Calvert Funds, including the Registered Investment Companies, (ii) new distribution plans pursuant to Rule 12b-1 under the 1940 Act, (iii) an amendment to the Declaration of Trust of The Calvert Fund and Calvert Social Investment Fund, which grants the Board the authority to amend, in certain circumstances, the Declaration of Trust without further shareholder approval, and (iv) approval of each Fund’s ability to invest a specified percentage of its assets in notes issued by the Calvert Social Investment Foundation. Implementation of the new investment advisory agreement, subadvisory agreements and distribution plans is contingent upon the Closing of the Transaction.
A proxy statement containing detailed information regarding each of these proposals is expected to be mailed to shareholders of record in early November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
New Calvert has advised the Board of the RIC that if the proposal for New Calvert to serve as each Fund’s investment adviser is approved, New Calvert does not intend to make material changes to the Funds’ investment objectives, and will pursue a substantially similar investment approach for each Fund, including continuing to manage each Fund pursuant to responsible investment criteria as described in the prospectus. It is currently anticipated that following shareholder approval of the new investment advisory agreement and the Closing, investment professionals affiliated with Eaton Vance will also serve as employees of New Calvert and provide investment advisory services to the Funds.
Investors Should Retain This Supplement for Future Reference

[Not Part of Shareholder Report]

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CALVERT GREEN BOND FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a)
As of September 30, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by the report, the Registrant adopted a revised Code of Ethics, which reflected immaterial changes to the provisions of the Code of Ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is attached as an Exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
	$	% *	$	%*

(a) Audit Fees	$92,390	0%	$80,960	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$34,531**	0%	$13,400	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$126,921	0%	$94,360	0%
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
** Includes fees for tax consulting
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
$	%*	$	%*
$0	0%*	$340,000	0%*
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.
Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)    A copy of the Registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: November 23, 2016